UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Fibrocell Science, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION

NOTICE OF 2016 ANNUAL MEETING
OF STOCKHOLDERS AND PROXY STATEMENT

______________________________________________________________________________________________________

Meeting Date
June 22, 2016
______________________________________________________________________________________________________

405 Eagleview Blvd.
Exton, Pennsylvania 19341
(484) 713-6000

April 29, 2016

Dear Stockholders:

We are pleased to invite you to attend our 2016 Annual Meeting of Stockholders (the Annual Meeting) to be held on Wednesday, June 22, 2016 at 8:30 a.m., local time, at the Esperante Corporate Center, 222 Lakeview Avenue, Suite 110 - The Palms Conference Room, West Palm Beach, Florida 33401.

Details regarding the business to be conducted at the Annual Meeting are described in the Notice of Internet Availability of Proxy Materials (Notice) you received in the mail and in this Notice of 2016 Annual Meeting of Stockholders and Proxy Statement (Proxy Statement). We have also made available a copy of our 2015 Annual Report on Form 10-K (Annual Report) with this Proxy Statement.

We have elected to provide access to our proxy materials over the Internet under the U.S. Securities and Exchange Commission’s “notice and access” rules. We believe that providing our proxy materials over the Internet increases the ability of our stockholders to connect with the information they need, while reducing the environmental impact of our Annual Meeting.

Your vote is important. Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible. You may vote over the Internet by following the instructions provided in the Notice, or, if you requested a printed or email copy of the proxy materials, you can also vote by telephone or mail by following the instructions contained on the proxy or voting instruction card that accompanied your proxy materials. Please review the instructions for each of your voting options described in this Proxy Statement, as well as in the Notice you received in the mail.

Thank you for your ongoing support of Fibrocell. We look forward to seeing you at the Annual Meeting.

Very truly yours,

David Pernock
Chairman of the Board and Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials for the 2016 Annual Meeting of Stockholders:
This Proxy Statement and our Annual Report are available at http://www.proxyvote.com

________________________

This Notice of 2016 Annual Meeting of Stockholders and Proxy Statement (Proxy Statement) and the accompanying 2015 Annual Report on Form 10-K (Annual Report) are being distributed and made available on or about April 29, 2016.
In this Proxy Statement, the words “Fibrocell,” “the Company,” “we,” “our,” “us” and similar terms refer to Fibrocell Science, Inc. and its consolidated subsidiaries, unless the context indicates otherwise.
Fibrocell, Fibrocell Science and the Fibrocell logo are trademarks of Fibrocell. All images contained in this Proxy Statement are the property of Fibrocell. Other trademarks, trade names and service marks appearing in this Proxy Statement are the property of their respective owners.

NOTICE OF 2016 ANNUAL MEETING OF STOCKHOLDERS

NOTICE IS HEREBY GIVEN that the 2016 Annual Meeting of Stockholders (the Annual Meeting) of Fibrocell Science, Inc. (the Company) will be held on Wednesday, June 22, 2016 at 8:30 a.m., local time, at the Esperante Corporate Center, 222 Lakeview Avenue, Suite 110 - The Palms Conference Room, West Palm Beach, Florida 33401, for the following purposes:

1.	To elect three director nominees to the Company's Board of Directors, each to serve until the Company's 2019 Annual Meeting of Stockholders or until such person's successor is qualified and elected.

2.	To approve an amendment to the Company’s 2009 Equity Incentive Plan, as amended (2009 Plan), as described in these proxy materials.

3.	To approve an amendment to the Company’s Restated Certificate of Incorporation, as amended, as described in these proxy materials.

4.	To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the year ending December 31, 2016.

5.	To approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement for the Annual Meeting.

6.	To transact any other business that is properly brought before the Annual Meeting or any adjournments or postponements thereof.
The Company's Board of Directors has fixed the close of business on April 25, 2016 as the record date for determining the stockholders entitled to receive notice of, and to vote at, the Annual Meeting or any adjournments or postponements thereof (Record Date). The Annual Meeting may be adjourned or postponed from time to time without notice other than by announcement at the meeting.
Your vote is important. Even if you plan to attend the Annual Meeting, we urge you to submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions on the Notice of Internet Availability of Proxy Materials you received in the mail, the section titled "Questions and Answers About the Proxy Materials and Voting" beginning on page 2 of this Notice of 2016 Annual Meeting of Stockholders and Proxy Statement and, if you requested a printed or email copy of these proxy materials, your enclosed proxy or voting instruction card.

By Order of the Board of Directors,

David Pernock
Chairman of the Board and Chief Executive Officer	April 29, 2016

Important Notice Regarding the Availability of Proxy Materials for the 2016 Annual Meeting of Stockholders:
This Proxy Statement and our 2015 Annual Report are available at http://www.proxyvote.com

Fibrocell - 2016 Proxy Statement | 1

QUESTIONS AND ANSWERS
ABOUT
THE PROXY MATERIALS AND VOTING

Proxy Materials

Why am I receiving these proxy materials?

Our Board of Directors (Board) has made these proxy materials available to you on the Internet, or, upon your request, has delivered a printed or email copy of these proxy materials to you, in connection with its solicitation of proxies for use at our 2016 Annual Meeting of Stockholders (Annual Meeting), which will take place on Wednesday, June 22, 2016 at 8:30 a.m., local time, at the Esperante Corporate Center, 222 Lakeview Avenue, Suite 110 - The Palms Conference Room, West Palm Beach, Florida 33401. You are invited to attend the Annual Meeting if you were a Fibrocell stockholder as of the close of business on April 25, 2016 (Record Date), or hold a valid proxy for the Annual Meeting. These proxy materials include information that we are required to provide to you under the rules of the U.S. Securities and Exchange Commission (SEC) and are designed to assist you in voting your shares.

What is included in the proxy materials?

The proxy materials include:

•	this Notice of 2016 Annual Meeting of Stockholders and Proxy Statement (Proxy Statement);

•	our 2015 Annual Report to Stockholders, which consists of our Annual Report on Form 10-K for the year ended December 31, 2015 (Annual Report); and

•	if you requested a printed or email copy of these proxy materials, the proxy or voting instruction card that accompanied these materials.

What information is contained in this Proxy Statement and our 2015 Annual Report?

The information in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of our directors and certain of our executive officers, corporate governance matters, and certain other required information. Our Annual Report provides information about our business and contains our audited financial statements.

Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

In accordance with SEC rules, we may furnish proxy materials, including this Proxy Statement and our Annual Report, to our stockholders by providing access to such documents on the Internet instead of mailing printed copies. Most stockholders will not receive printed copies of the proxy materials unless they request them. Instead, the Notice of Internet Availability of Proxy Materials (the Notice), which was mailed to most of our stockholders, will instruct you as to how you may access and review all of the proxy materials on the Internet. The Notice also instructs you as to how you may submit your proxy or voting instructions on the Internet. If you would like to receive a paper or email copy of the proxy materials, you should follow the instructions for requesting such materials in the Notice.

How can I access the proxy materials over the Internet?

The Notice and, if you requested to receive a printed or email copy of these proxy materials, the proxy or voting instruction card that accompanied these materials, contains instructions on how to:

•	view the proxy materials for the Annual Meeting on the Internet and vote your shares; and

•	instruct us to send our future proxy materials to you electronically by email.

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Our proxy materials are also available on at http://www.proxyvote.com.

Choosing to receive your future proxy materials by email will save us the cost of printing and mailing documents to you. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you revoke it.

Voting Information

What items of business will be voted on at the Annual Meeting?

The items of business scheduled to be voted on at the Annual Meeting are:

Proposal No. 1:	The election of three director nominees to our Board of Directors, each to serve until our 2019 Annual Meeting of Stockholders or until such person's successor is qualified and elected.

Proposal No. 2:	The approval of an amendment to our 2009 Equity Incentive Plan, as amended (2009 Plan), as described in "Proposals - Proposal No. 2" below.

Proposal No. 3:	The approval of an amendment to our Restated Certificate of Incorporation, as amended, as described "Proposals - Proposal No. 3" below.

Proposal No. 4:	The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016.

Proposal No. 5:	The approval, on an advisory basis, of the compensation of our named executive officers as disclosed in this Proxy Statement.

We will also consider any other business is properly brought before the Annual Meeting or any adjournments or postponements thereof. See “What happens if additional matters are presented at the Annual Meeting?” below.

How does the Board of Directors recommend that I vote?

Our Board of Directors recommends that you vote your shares as follows:

Board Recommendation
Proposal No. 1:	The election of three director nominees to our Board of Directors, each to serve until our 2019 Annual Meeting of Stockholders or until such person's successor is qualified and elected.	FOR ALL

Proposal No. 2:	The approval of an amendment to our 2009 Equity Incentive Plan, as amended.	FOR

Proposal No. 3:	The approval of an amendment to our Restated Certificate of Incorporation, as amended	FOR

Proposal No. 4:	The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016.	FOR

Proposal No. 5:	The approval, on an advisory basis, of the compensation of our named executive officers as disclosed in this Proxy Statement.	FOR

Fibrocell - 2016 Proxy Statement | 3

What happens if additional matters are presented at the Annual Meeting?

Other than the five items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holders, David Pernock and Keith A. Goldan, or any of them, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting or any adjournments or postponements thereof. If, for any reason, any of the director nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by our Board of Directors.

How many votes do I have?

Each share of our common stock that you own as of the Record Date entitles you to one vote on each matter presented at the Annual Meeting. Cumulative voting for directors is not permitted.

What is the difference between holding shares as a "stockholder of record" and as a "beneficial owner"?

Most of our stockholders hold their shares as a beneficial owner through a broker, bank, trust or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

•
Stockholder of Record: If your shares are registered directly in your name with our transfer agent, American Stock Transfer and Trust Company, LLC, you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the Annual Meeting. If you do not wish to vote in person or you will not be attending the Annual Meeting, you may vote by proxy over the Internet by following the instructions provided in the Notice, or, if you requested a printed or email copy of these proxy materials, you can also vote by telephone or mail by following the instructions contained on the proxy card that accompanied these materials. See “How can I vote my shares without attending the Annual Meeting?” below.

•
Beneficial Owner: If your shares are held through a broker, bank, trust or other similar organization, like the vast majority of our stockholders, you are considered the beneficial owner of shares held in street name, and the Notice was forwarded to you by that organization. As the beneficial owner, you have the right to direct your broker, bank, trustee, or nominee how to vote your shares.

Since a beneficial owner is not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank, trustee, or nominee that holds your shares giving you the right to vote the shares at the Annual Meeting. If you do not wish to vote in person or you will not be attending the Annual Meeting, you may vote by proxy over the Internet by following the instructions provided in the Notice, or, if you requested a printed or email copy of these proxy materials, you can also vote by telephone or mail by following the instructions on the voting instruction card provided to you by your broker, bank, trustee, or nominee. See “How can I vote my shares without attending the Annual Meeting?” below.

How can I vote my shares in person at the Annual Meeting?

You may vote your shares held in your name as the stockholder of record in person at the Annual Meeting. You may vote your shares held beneficially in street name in person at the Annual Meeting only if you obtain a legal proxy from the broker, bank, trustee, or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the Annual Meeting.

How can I vote my shares without attending the Annual Meeting?

Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Annual Meeting.

•
Stockholder of Record: If you are a stockholder of record, you may vote by proxy. You can vote by proxy over the Internet by following the instructions provided in the Notice, or, if you requested a printed or email copy of these

Fibrocell - 2016 Proxy Statement | 4

proxy materials, you can also vote by telephone or mail by following the instructions on the proxy card that accompanied there materials.

•
Beneficial Owner: If you hold shares beneficially in street name, you may also vote by proxy over the Internet by following the instructions provided in the Notice, or, if you requested to receive a printed or email copy of these proxy materials, you can also vote by telephone or mail by following the instructions on the voting instruction card provided to you by your broker, bank, trustee, or nominee.

Can I change my vote or revoke my proxy?

If you are the stockholder of record, you may change your vote at any time prior to the taking of the vote at the Annual Meeting by:

•
granting a new proxy bearing a later date by following the instructions provided in the Notice (or, if you requested to receive a printed or email copy of these proxy materials, the proxy card that accompanied these materials), which will automatically revoke the previous proxy;

•
providing a written notice of revocation to our Corporate Secretary at 405 Eagleview Blvd., Exton, Pennsylvania, 19341, which notice must be received by our Corporate Secretary before the Annual Meeting; or

•	attending the Annual Meeting and voting in person.

If you hold shares beneficially in street name, you may change your vote at any time prior to the taking of the vote at the Annual Meeting by:

•	submitting new voting instructions to your broker, bank, trustee, or nominee by following the instructions they provided; or,

•	if you have obtained a legal proxy from your broker, bank, trustee, or nominee giving you the right to vote your shares, by attending the Annual Meeting and voting in person using a valid legal proxy.

Note that for both stockholders of record and beneficial owners, attendance at the Annual Meeting will not cause your previously granted proxy or voting instructions to be revoked unless you specifically so request or vote in person at the Annual Meeting.

Is my vote confidential?

Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within our Company or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation.

What is a "broker non-vote"?

If you are a beneficial owner of shares held by a broker, bank, trust or other nominee and you do not provide your broker with voting instructions, your shares may constitute “broker non-votes”. Broker non-votes occur on a matter when the broker is not permitted under applicable stock exchange rules to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to “non-routine” matters.

All of the matters scheduled to be voted on at the Annual Meeting are “non-routine” matters, except for Proposal No. 4 to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2016. Therefore, if you are a beneficial owner of shares and do not provide voting instructions, your shares will not be voted on Proposals No. 1, No. 2, No. 3 and No. 5 and a broker non-vote will occur on these matters. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered voting power present with respect to that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the Annual Meeting, assuming that a quorum is obtained, other than Proposal No. 3 regarding the approval of an amendment to our Restated Certificate of Incorporation,as amended, for which broker non-votes will have the effect of a vote AGAINST such proposal.

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How many shares must be present or represented to conduct business at the Annual Meeting?

A "quorum" is necessary to conduct business at the Annual Meeting. A quorum is established if the holders of a majority of all shares entitled to vote at the Annual Meeting are present at the Annual Meeting, either in person or by proxy. Abstentions and broker non-votes will be counted as present for purposes of determining a quorum at the Annual Meeting. If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained.

What are the voting requirements to approve the proposals discussed in this Proxy Statement?

•
Proposal No. 1: Election of Directors. Votes may be cast: FOR ALL nominees, WITHHOLD ALL nominees or FOR ALL EXCEPT those nominees noted by you on the appropriate portion of your proxy or voting instructions. A plurality of the votes cast is required to elect director nominees, and as such, the three nominees who receive the greatest number of votes cast by stockholders, entitled to vote at the meeting, will be elected. Broker non-votes and abstentions will have no effect on the outcome of this proposal.

•
Proposal No. 2: Approval of an Amendment to our 2009 Equity Incentive Plan. Votes may be cast: FOR, AGAINST or ABSTAIN. The approval of Proposal No. 2 requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter. Broker non-votes will have no effect on the outcome of this proposal, and abstentions will have the effect of an AGAINST vote on this proposal.

•
Proposal No. 3: Approval of an Amendment to our Restated Certificate of Incorporation. Votes may be cast: FOR, AGAINST or ABSTAIN. The approval of this Proposal No. 3 requires the affirmative vote of a majority of the Company’s outstanding shares entitled to vote on the matter. Broker non-votes and abstentions will have the effect of an AGAINST vote on this proposal.

•
Proposal No. 4: Ratification of the Appointment of PricewaterhouseCoopers LLP as our Independent Public Registered Accounting Firm for 2016.  Votes may be cast: FOR, AGAINST or ABSTAIN. The approval of this Proposal No. 4 requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter. Broker non-votes will not occur in connection with this proposal because brokers, banks, trustees and other nominees have discretionary voting authority to vote shares on the ratification of independent registered public accounting firms under stock exchange rules without specific instructions from the beneficial owner of such shares. Abstentions will have the effect of an AGAINST vote on this proposal.

•
Proposal No. 5: Approval, on an advisory basis, of the compensation of our named executive officers as disclosed in this Proxy Statement.  Votes may be cast: FOR, AGAINST or ABSTAIN. The approval of this Proposal No. 5 requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal. Broker non-votes will have no effect on the outcome of this proposal, and abstentions will have the effect of an AGAINST vote on this proposal.

Who will bear the cost of soliciting votes for the Annual Meeting?

We will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. Our directors, officers and employees may solicit proxies or votes in person, by telephone or by electronic communication. We will not pay our directors, officers or employees any additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward the proxy materials to their principals and to obtain authority to execute proxies.

Who will count the votes?

Votes will be counted by the inspector of election appointed for the Annual Meeting.

Where can I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting and disclose the final voting results in a Current Report on Form 8-K that we will file with the SEC within four business days of the Annual Meeting.

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Attending the Annual Meeting

How can I attend the Annual Meeting?

You are entitled to attend the Annual Meeting only if you were a Fibrocell stockholder as of the Record Date (April 25, 2016), or you hold a valid proxy for the Annual Meeting. You must present valid photo identification, such as a driver’s license or passport, for admittance. If you are not a stockholder of record but hold shares as a beneficial owner in street name, you must also provide proof of beneficial ownership as of the Record Date, such as your most recent account statement prior to April 25, 2016, a copy of the voting instruction card provided by your broker, bank, trustee, or nominee, or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the Annual Meeting.

Please let us know if you plan to attend the Annual Meeting by indicating your plans when prompted if you vote by Internet or telephone or, if you vote by mail, by marking the appropriate box on your proxy or voting instruction card.

The Annual Meeting will begin promptly at 8:30 a.m., local time. Check-in will begin in the Palms Conference Room at the Esperante Corporate Center at 8:00 a.m., local time, and you should allow ample time for the check-in procedures. The Esperante Corporate Center is located at 222 Lakeview Avenue, Suite 110, West Palm Beach, Florida 33401.

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PROPOSALS

Proposal 1: Election of Directors

Our Restated Certificate of Incorporation, as amended, provides that our directors be divided into three classes, Class I directors, Class II directors and Class III directors, serving staggered three-year terms. The terms of our Class I directors will expire at the Annual Meeting. Our Board of Directors has nominated, upon the recommendation of our Nominating and Corporate Governance Committee, Marc Mazur, Christine St.Clare and Douglas J. Swirsky for election as Class I directors at the Annual Meeting, each to serve a three-year term expiring at our 2019 Annual Meeting of Stockholders or until such person's successor is qualified and elected. Each of these nominees is currently serving as Class I directors. We expect each nominee be able to serve if elected. If any nominee is unable to serve, proxies will be voted in favor of the remainder of those nominees and for such substitute nominee as may be selected by our Board of Directors.

Biographical information and the attributes, skills and experience of each nominee that led our Nominating and Corporate Governance Committee and Board of Directors to determine that such nominee should serve as a director are discussed in "Directors and Executive Officers" below.

Vote Required and Recommendation of the Board of Directors

The three nominees receiving the highest number of FOR votes shall be elected as directors. Our Board of Directors recommends that stockholders vote FOR ALL on Proposal No. 1 to elect Marc Mazur, Christine St.Clare and Douglas J. Swirsky to our Board of Directors.

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Proposal 2: Amendment to Our 2009 Equity Incentive Plan

Our Board of Directors has approved and recommended for adoption by our stockholders an amendment to our 2009 Plan, to:

•	increase the number of shares of common stock reserved for issuance under the 2009 Plan from 5,600,000 to 7,600,000; and

•	provide an annual limit of 1,500,000 shares for all grants to each person participating in the 2009 Plan measured in shares, subject to adjustment as specified below.

The proposed form of amendment to the 2009 Plan and the full text of the 2009 Plan are attached as Annex A to this Proxy Statement. The effectiveness of this amendment to the 2009 Plan is contingent upon stockholder approval. Stockholder approval of the amendment is being sought (i) in order to satisfy listing rules of The NASDAQ Stock Market (NASDAQ), (ii) so that certain compensation attributable to equity awards under the 2009 Plan may qualify for an exemption from the deduction limit under section 162(m) of the Internal Revenue Code of 1986, as amended and the regulations promulgated thereunder (the Code) (see "Our Equity Compensation Plans - Material Features of our 2009 Equity Incentive Plan - Federal Income Tax Consequences" below), and (iii) in order for the increased shares to be available for grants as incentive stock options (ISO's) pursuant to the Code.
A total of 5,600,000 shares of our common stock are currently authorized for issuance under the 2009 Plan, of which 1,552,409 shares were available for future grants as of April 15, 2016. Our Board of Directors believes that the number of shares of common stock currently available under our 2009 Plan is insufficient to meet our future equity needs. After giving effect to the proposed amendment, an aggregate of 3,552,409 shares will be available for future grants and a total of 7,600,000 shares of our common stock will be authorized for issuance under the 2009 Plan, all of which will be authorized for issuance pursuant to ISO's. If stockholders do not approve the amendment of the 2009 Plan at the Annual Meeting, the amendment will not be effective and the 2009 Plan will remain in effect without giving effect to the proposed amendment.
Our Board of Directors believes that the amendment to our 2009 Plan is vital to our ability to attract, retain and motivate top quality employees, directors and consultants as we advance the development of our product candidates and execute our business strategy. Further, our Board of Directors believes that our interests and the interests of our stockholders will be advanced if we can continue to offer our employees, directors and consultants the opportunity to acquire or increase their proprietary interests in us by receiving awards under our 2009 Plan.
No grant has been or will be made under our 2009 Plan that is contingent upon approval of this Proposal No. 2 by our stockholders at the Annual Meeting. It is not possible to predict the individuals who will receive future awards under the 2009 Plan or the number of shares of common stock covered by any future award because such awards are wholly within the discretion of our Compensation Committee and Board of Directors. For information with respect to the equity grants made to our named executive officers in 2015, see "Executive Compensation - 2015 Grants of Plan-Based Awards" below.

The material features of the 2009 Plan and information regarding outstanding grants under the 2009 Plan are discussed in "Equity Compensation Plan Information" below.

Vote Required and Recommendation of the Board of Directors

The approval of Proposal No. 2 requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter. The Board recommends that stockholders vote FOR on Proposal No. 2 to approve the amendment to our 2009 Equity Incentive Plan.

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Proposal 3: Amendment to Our Restated Certificate of Incorporation

Our Board of Directors has approved and recommended for adoption by our stockholders an amendment to our Restated Certificate of Incorporation, as amended (Restated Certificate of Incorporation), to increase the number of authorized shares of our common stock from 100,000,000 shares to 150,000,000. The proposed form of amendment to affect the increase in authorized shares is attached as Annex B to this Proxy Statement.

We are seeking stockholder approval to increase the number of authorized shares of common stock because doing so will allow us to maintain sufficient shares of common stock for future business and financial purposes. As of the Record Date, we had 43,898,785 shares of common stock issued and outstanding and an additional 10,907,743 shares reserved for future issuance upon the exercise of outstanding warrants and awards under the 2009 Plan. Authorized but unissued shares of common stock may be used for any purpose permitted under Delaware law, including but not limited to, raising capital, providing equity incentives to employees, officers and directors, paying stock dividends to stockholders, and entering into transactions that our Board of Directors believes provide the potential for growth. Furthermore, we may utilize our securities to make future acquisitions. Acquisitions can be a key component of growth and, from time to time, consideration for acquisitions may include the issuance of common stock.

The future issuance of our common stock may be dilutive to our current common stockholders. Current holders of common stock do not have preemptive or similar rights, which means that current stockholders do not have a prior right to purchase any new issue of our capital stock in order to maintain their proportionate ownership. If the proposed amendment is approved, to the extent we have previously issued all of the shares of common stock currently authorized, we may issue the newly authorized shares of our common stock upon Board approval and without a further vote of our stockholders unless a stockholder vote is required under our Restated Certificate of Incorporation, the General Corporation Law of the State of Delaware or the listing rules of NASDAQ. These future issuances may be dilutive to our current common stockholders and may cause a reduction in the market price of our common stock.

The proposed amendment could, under certain circumstances, have an anti-takeover effect, although this is not the intent of this proposal. For example, in the event of a hostile attempt to take over control of us, it may be possible for us to endeavor to impede the attempt by issuing shares of common stock, which would dilute the voting power of the other outstanding shares and increase the potential cost to acquire control of us. The proposed amendment therefore may have the effect of discouraging unsolicited takeover attempts, potentially limiting the opportunity for our stockholders to dispose of their shares at a premium, which is often offered in takeover attempts, or that may be available under a merger proposal. The proposed amendment may have the effect of permitting our current management, including our current Board of Directors, to retain their positions, and place us in a better position to resist changes that stockholders may wish to make if they are dissatisfied with the conduct of our business. However, our Board of Directors is not aware of any attempt to take control of our company, and our Board of Directors has not presented this proposal with the intent that it be utilized as a type of anti-takeover device.

In addition to fund-raising opportunities, we also engage in periodic discussions with potential partners, strategic investments and acquisition candidates. If any of these discussions came to a definitive understanding, it is possible that we could use some of the newly authorized shares in connection with one or more such transactions. We also plan to continue to issue shares of common stock pursuant to our equity incentive plans. We currently have no agreement, commitment, or arrangement, regarding the issuance of common stock in connection with one or more such strategic transactions subsequent to the increase in the number of authorized shares. In addition, we do not have any agreements, commitments or arrangements regarding the issuance of common stock in connection with a fund-raising opportunity or any other purposes not specifically set forth in this Proxy Statement, other than the previously disclosed Controlled Equity Offering™ Sales Agreement that we entered into with Cantor Fitzgerald & Co. in January 2016,

If the proposed amendment is adopted, it will become effective upon filing of the Amendment to our Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. However, if our stockholders approve the proposed amendment, the Board of Directors retains discretion under Delaware law not to implement the proposed amendment. If the Board of Directors were to exercise such discretion, the number of authorized shares would remain unchanged.

Vote Required and Recommendation of the Board of Directors

The approval of Proposal No. 3 requires the affirmative vote of a majority of our outstanding shares of common stock. The Board recommends that stockholders vote FOR on Proposal No. 3 to approve the amendment to our Restated Certificate of Incorporation.

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Proposal 4: Ratification of Appointment of Independent Registered Public Accounting Firm

Our Audit Committee has appointed PricewaterhouseCoopers LLP (PwC) as our independent registered public accounting firm to audit our consolidated financial statements for the year ending December 31, 2016. Our stockholders are being asked to ratify this appointment. Representatives of PwC will not be present at the Annual Meeting.

Although stockholder ratification of the appointment of PwC is not required by our bylaws or otherwise, our Board believes that it is desirable to give our stockholders the opportunity to ratify this appointment as a matter of good corporate governance. If this proposal is not approved at the Annual Meeting, our Audit Committee will reconsider, but may or may not change, its appointment of PwC as our independent registered public accounting firm for 2016. Even if the selection is ratified, our Audit Committee may, at its discretion, direct the selection of a different independent registered public accounting firm during the year if the Audit Committee determines such a change is advisable.

Information regarding the change in our independent registered public accounting firm from BDO USA, LLP to PwC in 2015, fees paid to our independent registered public accounting firm in 2015 and 2014 and our pre-approval policies relating to such fees is discussed in "Independent Registered Public Accounting Firm" below.

Vote Required and Recommendation of the Board of Directors

The approval of Proposal 4 requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter. The Board recommends that stockholders vote FOR on Proposal No. 4 to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2016.

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Proposal 5: Advisory Vote on Named Executive Officer Compensation

The following resolution will be presented at the Annual Meeting for stockholder approval:

"RESOLVED, that the stockholders of the Company approve, on an advisory basis, the compensation of the Company's named executive officers as disclosed in the Company's Proxy Statement for its 2016 Annual Meeting of Stockholders pursuant to the rules of the SEC, including the Compensation Discussion and Analysis, the compensation tables and the narrative disclosures that accompany the compensation tables."

This advisory vote is commonly referred to as a "Say-on-Pay" vote and is required by SEC rules. Because this is an advisory vote, the stockholder vote will not be binding on us. Nevertheless, our Board of Directors and Compensation Committee value the opinions expressed by our stockholders and will take the outcome of the vote into account in future determinations concerning our executive compensation program.

Our executive compensation programs are designed to attract, motivate and retain our executive officers, who are critical to our success. We believe that meaningful performance incentives and a mix of long-term and short-term compensation, cash and non-cash compensation and forms of non-cash compensation that we utilize as part of our executive compensation program, align the interests of our named executive officers and stockholders and reward our named executive officers for the achievement of our near-term and longer-term financial and strategic goals. for additional information regarding our executive compensation programs and the compensation paid to our named executive officers, see "Executive Compensation" below.

Vote Required and Recommendation of the Board of Directors

The approval of Proposal No. 5 requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter. The Board recommends that stockholders vote FOR on Proposal No. 5 to approve, on an advisory basis, the compensation paid to our named executive officers, as stated in the above resolution.
Other Proposed Action

Our Board does not intend to bring any other matters before the Annual Meeting, nor does it know of any matters which other persons intend to bring before the Annual Meeting. If, however, other matters not mentioned in this Proxy Statement properly come before the Annual Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with the recommendation of the Board.

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DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the names and ages of all of our directors and executive officers as of April 15, 2016.

Name	Title	Age
David Pernock	Chairman of the Board and Chief Executive Officer	61
Keith A. Goldan	Senior Vice President, Chief Financial Officer and Treasurer	45
Michael F. Marino	Senior Vice President, General Counsel and Corporate Secretary	40
John Maslowski	Senior Vice President, Scientific Affairs	41
Julian Kirk	Director	42
Marc Mazur	Director	57
Kelvin Moore	Director	67
Marcus E. Smith	Director	61
Christine St.Clare	Director	65
Douglas J. Swirsky	Director	46

Directors

Biographical information as of April 15, 2016 and the attributes, skills and experience of each director that led our Nominating and Corporate Governance Committee and our Board of Directors to determine that such individual should serve as a director are discussed below.

David Pernock Chairman since 2009 and Chief Executive Officer since 2010
Mr. Pernock has served as Chairman of the Board since September 2009 and as our Chief Executive Officer since February 2010. From December 1993 until November 2009, Mr. Pernock held various positions at GlaxoSmithKline plc, eventually serving as Senior Vice President of Pharmaceuticals, Vaccines (Biologics), Oncology, Acute Care, and HIV Divisions. From May 2009 until February 2011, Mr. Pernock served as a director of Martek Biosciences Corporation. Mr. Pernock joined the board of directors for Eagle Pharmaceuticals, Inc. in April 2015. Mr. Pernock holds a B.S. in Business Administration from Arizona State University.

Key Attributes, Experience and Skills: Our Board concluded that Mr. Pernock should serve as a member of our Board because in his current role as Chief Executive Officer, Mr. Pernock has played a vital role in managing our business and he possesses knowledge about our short-term and long-term strategic perspectives. Mr. Pernock serves as a conduit between the Board and management while overseeing management's efforts to realize the Board's strategic goals.

Julian Kirk Director since 2012
Mr. Kirk has served as a member of our Board since October 2012. Mr. Kirk is a Managing Director of Third Security, LLC, where he has worked since the firm's inception with several portfolio companies of its managed investment funds. He is also involved with the oversight of Third Security's internal operations. Mr. Kirk was a member of the board of directors of AmpliPhi Biosciences Corporation (NYSE: APHB) from June 2013 to April 2015. Since August 2010, he has served on the board of directors of the New River Valley Economic Development Alliance. From October 2006 until December 2011, he served as a member of the board of directors of IntelliMat, Inc. and as Co-Chairman of its board of directors between September 2008 and December 2011. From September 2005 until December 2011, Mr. Kirk served as President of Harvest Pharmaceuticals Inc. Mr. Kirk also served as Chairman of the board of managers of ECDS, LLC from June 2008 until March 2010. Mr. Kirk graduated as an Echols Scholar with an Interdisciplinary B.A. from the University of Virginia.

Key Attributes, Experience and Skills: Our Board concluded that Mr. Kirk should serve as a member of our Board because of his extensive operating and board experience, his experience as the President of Harvest Pharmaceuticals, as well as his responsibilities at Third Security encompassing corporate oversight of internal operations.

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Marc Mazur Director since 2010
Mr. Mazur has served as a member of our Board since April 2010. Mr. Mazur currently serves as an advisor to Brightwood Capital Advisors, an investment fund. From October 2006 until December 2008, Mr. Mazur served as the Chief Executive Officer of Brevan Howard U.S. Asset Management, the U.S. arm of London-based Brevan Howard. Mr. Mazur founded Ambassador Capital Group, a privately held investment and advisory entity providing capital, business development and strategic planning advice to companies in the healthcare, financial services and real estate fields. He has served on a number of private company boards in the wellness, population health and medical device fields. Mr. Mazur received his B.A. in Political Science from Columbia University and a J.D. from Villanova University School of Law.

Key Attributes, Experience and Skills: Our Board concluded that Mr. Mazur should serve as a member of our Board because of his senior executive level experience in finance, healthcare consulting and business strategy, as well as his previous public and private board experience.

Kelvin Moore Director since 2009
Mr. Moore has served as a member of our Board since September 2009. He has 30 years of experience in a wide range of roles within the banking industry. From March 2009 to late 2010, Mr. Moore served as the consultant sales director for the UK-based Seaborne Group, developing its business in building constructions from converting shipping sea containers. From July 2008 to September 2010, Mr. Moore was a director of Acorn Cultural Developments Limited, which developed a social networking site. Between June 2004 and May 2008, Mr. Moore was a senior advisor with Exit Strategy Planning, dealing with the sale of businesses. Currently, he runs his own consulting business providing expertise and mentoring to owners of small and medium-sized enterprises. Mr. Moore holds a London University Degree in Geography and Pure Mathematics.

Key Attributes, Experience and Skills: Our Board concluded that Mr. Moore should serve as a member of our Board because of his extensive experience as both a consultant and operating executive, his experience in the banking industry, as well as his familiarity with corporate governance, strategic business development and delivery and human resources.

Marcus E. Smith Director since 2012
Mr. Smith has served as a member of our Board since October 2012. Mr. Smith joined Third Security, LLC upon its inception and has since been principally responsible for legal matters and transaction execution. From August 1996 to April 2004, Mr. Smith served as Senior Vice President, General Counsel, Secretary and member of the board of directors of New River Pharmaceuticals Inc. Mr. Smith received his B.B.A. and his J.D. from the University of Georgia.

Key Attributes, Experience and Skills: Our Board concluded that Mr. Smith should serve as a member of our Board because of his extensive experience in the life sciences and health care fields and his active role as the Senior Vice President and General Counsel at Third Security.

Christine St.Clare Director since 2013
Ms. St.Clare has served as a member of our Board since February 2013. Ms. St.Clare completed a 35-year career with KPMG LLP, where she served a four-year term on the firm's board of directors and chaired the board of directors' audit and finance committee. As an Audit Partner, she served as the engagement partner for some of KPMG's largest clients. She then assumed the position of Advisory Partner for the firm's Advisory Practice focusing on the internal audit, risk and compliance practice. Concurrently, she was the Partner-in-Charge of the Southeast Consumer Markets practice. She served on the board of directors of Polymer Group, Inc. (PGI) and as the chair of its audit committee for approximately three years, until PGI was sold in October 2015. She currently serves on the board of directors of AquaBounty Technologies, Inc., and as the chair of its audit committee and a member of its compensation committee. She recently served on advisory boards of Houlihan Lokey, Inc., a midsize global, advisory-focused investment bank, Women Corporate Directors, and Emory University's Goizueta Business School. Ms. St.Clare earned a B.S. in Accounting from California State University at Long Beach.

Key Attributes, Experience and Skills: Our Board concluded that Ms. St.Clare should serve as a member of our Board because of her deep and broad level of expertise in financial accounting and reporting matters as a former Audit Partner at KPMG, and her board experience.

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Douglas J. Swirsky Director since 2013
Mr. Swirsky has served as a member of our Board since March 2013. Since 2013, Mr. Swirsky has served as President and Chief Executive Officer of GenVec, Inc. and also serves as a member of GenVec's board of directors. From 2006 through 2014, Mr. Swirsky served as Senior Vice President, Chief Financial Officer, Treasurer and Corporate Secretary of GenVec. Prior to joining GenVec in September 2006, Mr. Swirsky worked at Stifel Nicolaus where he served as a Managing Director and the Head of Life Sciences Investment Banking. Mr. Swirsky previously held investment banking positions at UBS, PaineWebber, Morgan Stanley, and Legg Mason. His experience also includes positions in public accounting and consulting. Mr. Swirsky served as a member of the board of directors of PolyMedix, Inc. until March 2013. He received his B.S. in Business Administration from Boston University and his M.B.A. from the Kellogg School of Management at Northwestern University. Mr. Swirsky is a Certified Public Accountant and a CFA Institute charterholder.

Key Attributes, Experience and Skills: Our Board concluded that Mr. Swirsky should serve as a member of our Board because of his distinguished career in financial services and corporate management, including his investment banking experience and his experience serving as the principal executive officer and principal financial officer of GenVec.

No director is related to any of our other directors or executive officers and there are no arrangements or understandings between a director and any other person pursuant to which such person was elected as director, except for Mr. Kirk and Mr. Smith who were originally appointed to our Board as a condition to the closing of a financing transaction we completed in October 2012. Mr Kirk and Mr. Smith were subsequently re-elected by our stockholders at our 2014 Annual Meeting of Stockholders.

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Executive Officers

Biographical information regarding our executive officers as of April 15, 2016 is set forth below. Our officers are appointed by, and serve at the pleasure of, our Board of Directors.

David Pernock Chairman and Chief Executive Officer	Please refer to "Directors" section above for Mr. Pernock's biographical information.

Keith A. Goldan Senior Vice President, Chief Financial Officer and Treasurer
Mr. Goldan joined us in March 2015 and has served as our Senior Vice President, Chief Financial Officer and Treasurer since then. He also served as our Corporate Secretary from March to June 2015. Prior to joining us, from November 2008 to March 2014, Mr. Goldan served as Senior Vice President and Chief Financial Officer of NuPathe Inc., a specialty pharmaceutical company that was acquired by Teva Pharmaceutical Industries Ltd. in 2014. From March 2014 to March 2015, Mr. Goldan performed strategic financial and operational consulting services for the pharmaceutical industry. Prior to joining NuPathe Inc., Mr. Goldan served as Chief Financial Officer and a member of the board of directors of PuriCore plc, a medical technology company listed on the London Stock Exchange, from October 2004 to October 2008. Prior to that, Mr. Goldan served as Vice President and Chief Financial Officer of Biosyn, Inc., a specialty pharmaceutical company, and in a variety of roles with ViroPharma Incorporated, Century Capital Associates, a specialty consulting firm, and the Healthcare & Life Sciences Practice of KPMG, LLP. Mr. Goldan earned a B.S. in Finance from the Robert H. Smith School of Business at the University of Maryland and an M.B.A. from The Wharton School of the University of Pennsylvania.

Michael F. Marino Senior Vice President, General Counsel and Corporate Secretary
Mr. Marino joined us in June 2015 as our Senior Vice President, General Counsel and Corporate Secretary. Prior to joining Fibrocell, he served as Senior Vice President, General Counsel and Secretary of NuPathe Inc., a specialty pharmaceutical company, from October 2010 until its acquisition by Teva Pharmaceuticals in 2014 and following NuPathe's acquisition, as a legal consultant in the life sciences industry. Prior to joining NuPathe, Mr. Marino was an attorney at the law firms of Morgan, Lewis & Bockius LLP in Philadelphia, PA and WilmerHale LLP in Boston, MA where his practice focused on mergers and acquisitions, joint ventures, financing transactions, corporate governance, securities law and general corporate law. Mr. Marino earned a B.S. in Accountancy from Villanova University and a J.D. from Boston College Law School.

John Maslowski Senior Vice President, Scientific Affairs
Mr. Maslowski joined us in March 2005 and has served as our Senior Vice President of Scientific Affairs since September 2015 and from June 2012 to September 2015 as our Vice President of Scientific Affairs. Prior to joining us, from August 2001 to February 2005, Mr. Maslowski held various positions at Wyeth Pharmaceuticals, Inc. (now Pfizer, Inc.), eventually serving as Manufacturing Quality Assurance Manager. Prior to joining Wyeth, Mr. Maslowski held various positions with Merck & Co. and Teva Pharmaceutical Industries Ltd. Mr. Maslowski earned a B.S. in Biology from Ursinus College and an M.S. in Biology from Villanova University.

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STOCK OWNERSHIP
Stock Ownership of Directors, Officers and Principal Stockholders

The following table sets forth information known to us concerning the beneficial ownership of our common stock as of April 15, 2016 (unless otherwise indicated by footnote below) for:

•	each of our "named executive officers" (see "Executive Compensation - Compensation Discussion and Analysis" for information relating to our named executive officers);

•	each of our directors and director nominees;

•	all of our current directors and executive officers as a group; and,

•	each stockholder known by us to own beneficially more than 5% of our common stock.

Beneficial ownership is determined in accordance with the rules of the SEC as indicated in the footnotes to the table below.

Name of Beneficial Owner	Common Stock Beneficially Owned (1)		Percent of Class (2)
Named Executive Officers and Directors (14):
David Pernock	976,642	(3)	2.2%
Keith A. Goldan	77,000	(4)	*
Michael F. Marino	55,000	(5)	*
John Maslowski	75,165	(6)	*
Julian Kirk	68,000	(5)	*
Marc Mazur	97,000	(7)	*
Kelvin Moore	88,557	(8)	*
Marcus E. Smith	68,000	(5)	*
Christine St.Clare	78,000	(9)	*
Douglas J. Swirsky	68,000	(5)	*
All Current Executive Officers and Directors as a Group (10 persons)	1,651,364		3.7%
Kimberly M. Smith	21,250	(5)	*
Robert Sheroff	25,000	(10)	*

Greater Than 5% Stockholders:
Randal J. Kirk (11)	16,620,414		37.9%
FMR LLC (12)	3,606,440		8.2%
Prudential Financial, Inc. (13)	2,818,224		6.4%
_______________
*    Represents less than 1% of the outstanding shares of the Company's common stock.

(1)
Beneficial ownership is determined in accordance with Rule 13d-3 under the Exchange Act. A person or group is deemed to be the beneficial owner of any shares of our common stock over which such person or group has sole or shared voting or investment power, plus any shares which such person or group has the right to acquire beneficial ownership of within 60 days of April 15, 2016, whether through the exercise of options, warrants or otherwise. Unless otherwise noted, all listed shares of common stock are owned of record by each person or entity named as beneficial owner and that person or entity has sole voting and dispositive power with respect to the shares of common stock owned by each of them.

(2)
The beneficial ownership percentage is calculated for each person or group separately because shares of our common stock subject to options, warrants or other rights to acquire our common stock that are currently exercisable or

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exercisable within 60 days of April 15, 2016 are considered outstanding and beneficially owned by the person or group holding such options, warrants or other rights but not for the purpose of calculating the percentage ownership of any other person or group. As a result, the beneficial ownership percentage for each person or group is calculated by dividing (x) the number of shares reported in the table as beneficially owned by such person or group, by (y) 43,898,785 shares (which represents the number of shares of our common stock that were outstanding as of April 15, 2016) plus the number of shares that such person or group has the right to acquire beneficial ownership of within 60 days of April 15, 2016 as indicated in the footnotes below.

(3)	Consists of (i) 55,600 shares of common stock and (ii) options to purchase 921,042 shares of common stock exercisable within 60 days of April 15, 2016.

(4)	Consists of (i) 2,000 shares of common stock and (ii) options to purchase 75,000 shares of common stock exercisable within 60 days of April 15, 2016.

(5)	The share amounts set forth in the table consist solely of shares underlying one or more outstanding options to purchase our common stock exercisable within 60 days of April 15, 2016.

(6)	Consists of (i) 2,480 shares of common stock and (ii) options and warrants to purchase an aggregate of 72,685 shares of our common stock exercisable within 60 days of April 15, 2016.

(7)	Consists of (i) 9,000 shares of our common stock and (ii) options and warrants to purchase an aggregate of 88,000 shares of our common stock exercisable within 60 days of April 15, 2016.

(8)	Consists of (i) 4,557 shares of our common stock and (ii) options to purchase 84,000 shares of our common stock exercisable within 60 days of April 15, 2016.

(9)	Consists of (i) 10,000 shares of common stock and (ii) options to purchase 68,000 shares of our common stock exercisable within 60 days of April 15, 2016.

(10)	Mr. Sheroff resigned in May 2015. The share amounts set forth in the table consist solely of common stock held by Mr. Sheroff as of April 15, 2016.

(11)
Based on the Schedule 13D/A filed by Third Security (“Third Security”) on July 27, 2015, NRM VII Holdings I, LLC ("NRM VII Holdings") and Third Security have shared voting and dispositive power with respect to 10,219,631 shares of Fibrocell common stock held by NRM VII Holdings, and Intrexon Corporation (“Intrexon”) has shared voting and dispositive power with respect to 6,400,783 shares of Fibrocell common stock held by Intrexon. NRM VII Holdings is managed by an affiliate that is managed by Third Security which is owned by Mr. Kirk. Mr. Kirk could be deemed to have indirect beneficial ownership of the shares of common stock directly beneficially owned by NRM VII Holdings and Intrexon. The address for Randal J. Kirk is c/o Intrexon Corporation, 20374 Seneca Meadows Parkway, Germantown, Maryland 20876.

(12)
Based on the Schedule 13-G filed by FMR LLC ("FMR") on February 14, 2014, Fidelity SelectCo, LLC ("SelectCo"), 1225 17th Street, Suite, 1100, Denver, Colorado 80202, a wholly-owned subsidiary of FMR and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, is the beneficial owner of 3,606,440 shares of Fibrocell common stock as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940 (the "SelectCo Funds"). Edward C. Johnson III and FMR through its control of SelectCo, and the SelectCo Funds each has sole power to dispose of the 3,606,440 owned by the SelectCo Funds. The ownership of one investment company, Fidelity Select Biotechnology Portfolio, amounted to 3,326,640 shares. Fidelity Select Biotechnology Portfolio has its principal business office at 245 Summer Street, Boston, Massachusetts 02210. Members of the family of Edward C. Johnson III, Chairman of FMR, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR. The Johnson family group and all other Series B stockholders have entered into a stockholders' voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the stockholders' voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR. The address for FMR is 245 Summer Street, Boston, Massachusetts 02210.

(13)
Based on the Schedule 13-G/A filed by Prudential on January 27, 2015, Prudential has shared voting and dispositive power with respect to 2,817,024 shares of Fibrocell common stock held by Jennison Associates LLC and sole voting and dispositive power with respect to 1,200 shares of Fibrocell common stock. Prudential is a Parent Holding

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Company and the indirect parent of Jennison Associates LLC, who are the beneficial owners of the foregoing securities. The address for Prudential Financial, Inc. is 751 Broad Street, Newark, New Jersey 07102-3777.

(14)	The address for each of our directors and named executive officers is c/o Fibrocell, 405 Eagleview Blvd, Exton, Pennsylvania 19341.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than ten percent of our common stock, to file reports of ownership and changes in ownership of our common stock with the SEC. Our executive officers, directors and greater-than-ten-percent stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based on a review of such Section 16(a) forms and written representations of our executive officers and directors, we believe that all such forms required to be filed were timely filed, by our executive officers, directors, and security holders required to file the forms during the year ended December 31, 2015.

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CORPORATE GOVERNANCE AND BOARD MATTERS

Director Independence

Our Board has determined that each of our current directors, with the exception of Messrs. Pernock, Kirk and Smith, is an "independent" director within the meaning of applicable rules and regulations of NASDAQ and the SEC. In making its independence determinations, our Board considers the relationship that each of our directors has with our Company and all other facts and circumstances that the Board deems relevant including, with respect to Ms. St.Clare, her service on the board of directors of AquaBounty Technologies, a majority-owned subsidiary of our collaboration partner, Intrexon Corporation (see “Related Party Transactions” below for additional information relating to our collaborations with Intrexon), and concluded that Messrs. Mazur, Moore, Swirsky and Ms. St.Clare do not have any relationships that would interfere with his/her exercise of independent judgment in carrying out the responsibilities of a director. Our Board has also determined that each member of our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee meets the independence requirements applicable to those committees as prescribed by applicable rules and regulations of NASDAQ and the SEC.

Board Leadership Structure and Role in Risk Oversight

Board Leadership Structure
David Pernock serves as both our Chief Executive Officer and Chairman of the Board. Our Board has no policy with regard to the separation of the offices of Chairman of the Board and Chief Executive Officer, and believes, given the size of our company, it is appropriate for Mr. Pernock to serve in both roles. Kelvin Moore serves as the Lead Independent Director of our Board. As Lead Independent Director, Mr. Moore is responsible for, among other things:

•	leading executive sessions of the Board’s independent directors;

•	assisting the independent committee chairs in fulfilling their responsibilities to the Board;

•	assisting our Board and officers in complying with our Corporate Governance Guidelines; and

•	overseeing the process of evaluating, developing and compensating our Chief Executive Officer.

Our Board combines the Chairman and Chief Executive Officer positions because it believes that, at this critical juncture in our development, Mr. Pernock is best suited to oversee the development and implementation of our strategic vision. Mr. Pernock's tenure as Chairman also reflects our Board’s confidence in his leadership and vision for the Company and recognizes his accomplishments since joining us. Our Board believes that by maintaining a Lead Independent Director position held by Mr. Moore, it has designed a governance structure that best advances the objectives of the Company while maintaining proper checks and balances on senior management, and providing the independent members of the Board with open and transparent communication regarding our strategic planning activities.

Board's Role in Risk Oversight
Our management is responsible for managing risks in our business, including developing processes to manage and monitor risks. Our Board views its role as one of oversight. Our Board focuses on understanding management's risk management systems, the effectiveness of those systems, and the way in which management proactively manages risks. In addition, our Board utilizes the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee, to oversee risks that arise under each committee's area of focus.

Board Meetings

Members of our Board discussed various business matters informally on numerous occasions throughout 2015. Our Board held 14 meetings during 2015. Each director attended at least 75% of the total number of meetings of the Board and committee meetings of which such director was a member during 2015.

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We do not have a formal policy regarding Board attendance at stockholder meetings. Each of our directors attended our 2015 Annual Meeting of Stockholders.

Board Committees

Our Board of Directors has three standing committees: an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Each of these committees operates under a written charter that has been approved by our Board of Directors. These charters are available on the "Investors — Corporate Governance" section of our website at www.fibrocell.com. Each committee annually reviews and assesses its charter. From time to time, our Board may also appoint ad hoc committees for specific matters.

Below is a summary of our committee structure and membership information.

Current Committee Membership
Board Member	Independent Director	Audit	Compensation	Nominating & Corporate Governance

David Pernock

Julian P. Kirk

Marc B. Mazur*	«	«	«	«
Chair
Kelvin D. Moore	«		«
Lead Director			Chair

Marcus E. Smith

Christine St.Clare*	«	«		«
Chair
Douglas J. Swirsky*	«	«	«	«

_____________

* Nominee for re-election as a Board member at the Annual Meeting. See "Proposal 1: Election of Directors" above.

Audit Committee

The members of our Audit Committee are Christine St.Clare (Chairperson), Marc Mazur and Douglas J. Swirsky. Each member of our Audit Committee is independent as defined by applicable rules and regulations of NASDAQ and the SEC. In addition, each member of our Audit Committee satisfies the additional requirements of NASDAQ and the SEC for audit committee membership, including the additional independence requirements and the financial literacy requirements. Our Board has determined that at least two members of our Audit Committee, Ms. St.Clare and Mr. Swirsky, are "audit committee financial experts" as defined under applicable rules and regulations of the SEC.

Our Audit Committee met 10 times during 2015. The primary purpose of our Audit Committee is to oversee the quality and integrity of our accounting and financial reporting processes and the audit of our financial statements. Our Audit Committee is responsible for selecting, compensating, overseeing and terminating our independent registered public accounting firm.

Compensation Committee

The members of our Compensation Committee are Kelvin Moore (Chairperson), Marc Mazur and Douglas J. Swirsky. Each member of our Compensation Committee is independent as defined by applicable rules and regulations of NASDAQ and the SEC. Our Compensation Committee met 6 times during 2015. Our Compensation Committee is responsible for, among other

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things, reviewing and making recommendations to our Board with respect to the annual compensation for our Chief Executive Officer. The Compensation Committee also reviews and approves the annual compensation and benefits for our other executive officers, reviews and makes recommendations on all new executive compensation programs that are proposed for adoption, reviews compensation of our Board and administers our equity incentive plans.

Nominating and Corporate Governance Committee

The members of our Nominating and Corporate Governance Committee are Marc Mazur (Chairperson), Christine St.Clare and Douglas J. Swirsky. Each member of our Nominating and Corporate Governance Committee is independent as defined by applicable rules and regulations of NASDAQ and the SEC. Our Nominating and Corporate Governance Committee met 3 times during 2015. The primary functions and responsibilities of our Nominating and Corporate Governance Committee are to: (a) determine the qualifications, qualities, skills, and other expertise required to be a director; (b) identify and screen individuals qualified to become members of our Board; (c) make recommendations to our Board regarding the selection and approval of the nominees for director; and (d) review and assess the adequacy of our corporate governance policies and procedures.

Nomination of Director Candidates

We receive suggestions for potential director nominees from many sources, including members of the Board, advisors and stockholders. Any suggested director candidate, together with appropriate biographical information, should be submitted to the Chairperson of our Nominating and Corporate Governance Committee in the manner discussed below. Any candidates submitted by a stockholder or stockholder group are reviewed and considered in the same manner as all other candidates.

Qualifications for consideration as a Board nominee may vary according to the particular areas of expertise being sought as a complement to the existing Board composition. However, minimum qualifications include high level leadership experience in business activities, breadth of knowledge about issues affecting the Company, experience on other boards of directors, preferably public company boards, and time available for meetings and consultation on Company matters. Our Nominating and Corporate Governance Committee does not have a formal policy with regard to the consideration of diversity in identifying director candidates, but seeks a diverse group of candidates who possess the background, skills and expertise to make a significant contribution to the Board, to the Company and our stockholders. Candidates whose evaluations are favorable are recommended by our Nominating and Corporate Governance Committee to the full Board for consideration. The full Board selects and recommends candidates for nomination as directors for stockholders to consider and vote upon at our annual meeting of stockholders.

A stockholder wishing to nominate a person for election to our Board at any annual meeting at which the Board has determined that one or more directors will be elected must submit a written notice of his or her nomination of a candidate to the Chairperson of the Nominating and Corporate Governance Committee (c/o the Corporate Secretary at Fibrocell Science, Inc., 405 Eagleview Blvd., Exton, Pennsylvania 19341), providing the nominee’s name, biographical data and other relevant information together with a consent from the nominee. Pursuant to our bylaws, the submission must be received at our principal executive offices at least 120 days prior to the anniversary date of the mailing date of our previous year's proxy statement so as to permit the Board time to evaluate the qualifications of the nominee.

Stockholder Communications with Directors

Persons wishing to write to our Board, or to a specified director or committee of our Board, should send correspondence to our Corporate Secretary at Fibrocell Science, Inc., 405 Eagleview Blvd., Exton, Pennsylvania 19341. Electronic submissions of stockholder correspondence will not be accepted.

Our Corporate Secretary will forward to the directors all communications that, in his judgment, are appropriate for consideration by the directors. Examples of communications that would not be appropriate for consideration by the directors include commercial solicitations and matters not relevant to the stockholders, to the functioning of the Board or to our affairs. Any correspondence received that is addressed generically to the Board will be forwarded to the Chairman of the Board.

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Compensation Committee Interlocks and Insider Participation

During 2015 and as of the date of this Proxy Statement, none of the members of our Compensation Committee was or is an officer or employee of ours, and none of our executive officers served or serves on the compensation committee (or other board committee performing a similar function) or board of directors of any company that employed or employs any member of our Compensation Committee or Board of Directors.

Code of Ethics

We have adopted a written code of ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller and any persons performing similar functions. The code of ethics is on the "Investors —Corporate Governance" section of our website at www.fibrocell.com. We intend to disclose any future amendments to, or waivers from, the code of ethics within four business days of the waiver or amendment through a website posting or by filing a Current Report on Form 8-K with the SEC.
Audit Committee Report

The Audit Committee of the Board of Directors of Fibrocell is comprised entirely of independent directors who meet the independence and experience requirements of the rules and regulations of NASDAQ and the SEC. The Audit Committee operates pursuant to a written charter that is available on the "Investors —Corporate Governance" section of Fibrocell's website at www.fibrocell.com.

The Audit Committee assists the Board in overseeing and monitoring the integrity of Fibrocell's accounting and financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. The Audit Committee reviews and reassesses its charter annually and recommends any changes to the Board of Directors for approval. The Audit Committee is responsible for overseeing Fibrocell's accounting and financial reporting process on behalf of the Board of Directors, and for the appointment, compensation, retention, termination and oversight of the work of Fibrocell's independent registered public accounting firm. In fulfilling its responsibilities with respect to Fibrocell's audited consolidated financial statements for the year ended December 31, 2015, the Audit Committee took the following actions:

•	reviewed and discussed such audited consolidated financial statements with management and PricewaterhouseCoopers LLP;

•	discussed with PricewaterhouseCoopers LLP the matters required by the applicable requirements of the Public Company Accounting Oversight Board (the PCAOB) concerning the conduct of the audit; and

•
received written disclosures and a letter from PricewaterhouseCoopers LLP regarding its communications with the Audit Committee concerning independence as required by applicable requirements of the PCAOB, and discussed with PricewaterhouseCoopers LLP their independence.

•	the Audit Committee also considered taxation matters and other areas of oversight relating to the financial reporting and audit process that the Audit Committee determined appropriate.

Based on the reviews and discussions referred to above, the Audit Committee unanimously recommended to the Board of Directors that the audited consolidated financial statements be included in Fibrocell's Annual Report on Form 10-K for the year ended December 31, 2015.

Members of the Audit Committee
Christine St.Clare (Chairperson)
Marc Mazur
Douglas J. Swirsky

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Compensation Committee Report

The Compensation Committee of the Board of Directors of Fibrocell has reviewed and discussed with management the "Executive Compensation - Compensation Discussion and Analysis" section of this Proxy Statement. Based on its review and discussions with management, the Compensation Committee unanimously recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

Members of the Compensation Committee
Kelvin Moore (Chairperson)
Marc Mazur
Douglas J. Swirsky
RELATED PARTY TRANSACTIONS

Related Party Transactions Policy

We have a written related party transactions policy for the review, approval and ratification of "related person transactions" which we define under our policy as any transaction, arrangement or relationship, or series of transactions, arrangements or relationships, in which (i) we are a participant, (ii) the amount involved exceeds $120,000, and (iii) one of our executive officers, directors, director nominees or beneficial owners of more than 5% of our common stock, or their immediate family members (each of whom we refer to as a "related person") has a direct or indirect material interest.
Under our policy, related party transactions must be approved or ratified by our Audit Committee, or the Chair of the Audit Committee pursuant to delegated authority. To identify related party transactions, we rely on information supplied by our executive officers, directors and certain significant stockholders. Such individuals must present information regarding any proposed related party transaction to our Chief Financial Officer. The presentation must include a description of, among other things, the material terms of the proposed transaction, the direct and indirect interests of the related parties, the benefits of the transaction to us and whether any alternative transactions are available. Unless our Chief Financial Officer determines that the transaction is not a related party transaction under our policy, he submits the transaction to the Chair of our Audit Committee for consideration by the Audit Committee at its next meeting or, if advance consideration is necessary, the Chair may take action on the transaction, and submit the transaction to the Audit Committee at its next meeting for ratification. In determining whether to approve a proposed transaction, our Audit Committee, or Audit Committee Chair pursuant to delegated authority, will consider all relevant facts and circumstances including:

•	the materiality and character of the related party’s direct or indirect interest;

•	the commercial reasonableness of the terms;

•	the benefit or perceived benefit, or lack thereof, to us;

•	the opportunity cost of alternate transactions; and

•	the actual or apparent conflict of interest of the related party.

The Audit Committee, or the Audit Committee Chair pursuant to delegated authority, will approve a related party transaction only if it determines in good faith that the transaction is in, or is not inconsistent with, our best interests, and is not in violation of any of our other policies or procedures.

Periodically, but no less than annually, our management provides our Audit Committee with information concerning all ongoing related party transactions previously approved or ratified that remain ongoing. The Audit Committee reviews the status of each ongoing related party transaction based on all relevant facts and circumstances under the criteria specified above for approving a related party transaction. The Audit Committee will then determine whether to continue the respective transaction or whether to direct that such transaction be terminated or continued with modification (taking into consideration our contractual obligations).

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Related Party Transactions

We are a party to two separate exclusive channel collaboration agreements with Intrexon Corporation (NYSE: XON), pursuant to which we are Intrexon's exclusive channel collaborator in the development and commercialization of products within certain specified fields. We engage Intrexon for support services for the research and development of product candidates covered under these agreements and reimburse Intrexon for its cost for time and materials for such work.

Our first exclusive channel collaboration agreement with Intrexon (2012 ECC) was entered into in October 2012, and was subsequently amended in June 2013 and January 2014. FCX-007 and FCX-013, our gene-therapy product candidates for the treatment of recessive dystrophic epidermolysis bullosa and linear scleroderma, respectively, are being developed under the 2012 ECC. For the year ended December 31, 2015, we incurred research and development expenses of $5.9 million under the 2012 ECC.

On December 31, 2015, we entered into our second exclusive channel collaboration agreement with Intrexon (2015 ECC). For the year ended December 31, 2015, we incurred research and development expenses of $10.0 million under the 2015 ECC related to an up-front technology access fee which was paid in January 2016. We are currently in the research phase for a gene-therapy product for arthritis under the 2015 ECC.

Randal J. Kirk is the chairman of the board of directors and chief executive officer of Intrexon. Together with his affiliates, Mr. Kirk owns more than 50% of Intrexon's common stock and approximately 38% of our common stock. Two of our directors, Julian Kirk (who is the son of Randal J. Kirk) and Marcus E. Smith, are officers of Third Security, which is owned by Randal J. Kirk.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This Compensation Discussion and Analysis (CD&A) should be read in conjunction with the compensation tables and narratives that immediately follow this section.

Introduction

This CD&A provides an overview and analysis of our compensation philosophy, compensation process and the components of our compensation programs. This analysis focuses on the compensation paid to our executives officers listed below (whom we refer to in this Proxy Statement as our "named executive officers"):

•	David Pernock, our Chairman of the Board and Chief Executive Officer;

•	Keith A. Goldan, our Senior Vice President, Chief Financial Officer and Treasurer;

•	Kimberly M. Smith, our former Interim Chief Financial Officer;

•	Michael F. Marino, our Senior Vice President, General Counsel and Corporate Secretary;

•	John Maslowski, our Senior Vice President, Scientific Affairs; and

•	Robert Sheroff, our former Vice President, Technical Operations.
We hired Mr. Goldan as our Senior Vice President, Chief Financial Officer, Treasurer and Corporate Secretary in March 2015 and Mr. Marino as our Senior Vice President, General Counsel and Corporate Secretary in June 2015. Mr. Goldan succeeded Ms. Smith, our Interim Chief Financial Officer, who resumed her duties as Controller in March 2015 following Mr. Goldan's commencement of employment with us. In May 2015, Mr. Sheroff, our Vice President, Technical Operations, resigned.

General Executive Compensation Philosophy

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Our general executive compensation philosophy has been established by the Compensation Committee, which acts pursuant to authority delegated to it by our Board. Our Compensation Committee is comprised solely of independent directors as defined by applicable rules and regulations of NASDAQ and the SEC.

We adhere to the following compensation policies, which are designed to support the achievement of our business strategies:

•
Our executive compensation program should strengthen the relationship between compensation, both cash and equity-based, and performance by emphasizing variable, at-risk compensation that is dependent upon the successful achievement of specified corporate, business unit and individual performance goals.

•	A portion of each executive's total compensation should be comprised of long-term, at-risk compensation to focus management on the long-term interests of stockholders.

•
An appropriately balanced mix of at-risk incentive cash and equity-based compensation aligns the interests of our executives with that of our stockholders. The equity-based component promotes a continuing focus on building stockholder value.

•
Total compensation should enhance our ability to attract, retain, motivate and develop knowledgeable and experienced executives upon whom, in large part, our successful operation and management depends.

We compensate our executives through a combination of base salary, annual performance bonuses and long-term incentives in the form of equity grants that are designed to be competitive with comparable companies within the biotechnology industry. Our executive compensation program is structured to align management's incentives with the long-term interests of our stockholders, and to maximize stockholder value.

Advisory Vote on Executive Compensation

We conducted our first advisory vote on executive compensation, commonly referred to as a "say-on-pay" proposal, at our 2013 Annual Meeting of Stockholders. While this vote was not binding on us, we value the opinions of our stockholders and, to the extent there is any significant vote against the compensation of our named executive officers in the future, we will consider our stockholders' concerns and our Board and Compensation Committee will evaluate whether any actions are necessary to address those concerns.

At our 2013 Annual Meeting of Stockholders, approximately 84% of the votes cast on the advisory vote on the executive compensation proposal approved the compensation paid to our named executive officers as disclosed in the proxy statement for that meeting. Given the significant level of support, our Board and Compensation Committee determined that no changes to our executive compensation practices or programs were necessary based on the voting results.

An advisory vote on the compensation of our named executive officers as disclosed in this Proxy Statement will take place at the Annual Meeting. See "Proposal 5: Advisory Vote on Named Executive Officer Compensation" above. We have determined that our stockholders should vote on a say-on-pay proposal every three years, consistent with the preference expressed by our stockholders at our 2013 Annual Meeting of Stockholders, at which approximately 77% of the votes cast were in favor of a three year vote. After the advisory vote to take place at the Annual Meeting, the next advisory vote on executive compensation will take place at our 2019 Annual Meeting of Stockholders.

Executive Compensation Process

Role of Our Compensation Committee and Our Chief Executive Officer

In order to determine compensation for our named executive officers, our Compensation Committee reviews competitive information on executive compensation practices from our peer companies as well as an assessment of overall corporate performance and individual performance. In addition, our Chief Executive Officer provides a performance review and compensation recommendation for each named executive officer, other than himself. Our Chief Executive Officer does not submit an assessment of his own performance, does not present a recommendation on his own compensation, and does not participate in the portion of the meeting where his compensation is determined. Our Compensation Committee recommends the Chief Executive Officer's compensation to the Board for approval. With respect to our other named executive officers, our Compensation Committee determines and approves the compensation for such executive officers.

Role of the Compensation Committee's Independent Consultant

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In the fourth quarter of 2014, our Compensation Committee retained Radford, an Aon Hewitt Consulting Company (Radford), to review our executive compensation practices and to provide the Compensation Committee with an assessment of our compensation program against competitive market data. See "Use of Market Compensation Data" below for a discussion of the competitive market compensation data compiled by Radford. Based on this assessment, Radford makes recommendations to our Compensation Committee regarding the elements of our executive compensation program and base salary, target bonus and equity award levels for our named executive officers. During 2015, we incurred approximately $53,000 in fees for Radford's service as compensation consultant to our Compensation Committee.

Our Compensation Committee analyzed whether the work of Radford as a compensation consultant has raised any conflict of interest, taking into consideration the following factors: (a) the provision of other services to us by Radford; (b) the amount of fees received from us by Radford, as a percentage of the total revenue of Radford; (c) Radford's policies and procedures that are designed to prevent conflicts of interest; (d) any business or personal relationship of Radford or the individual advisors employed by Radford with a member of the Compensation Committee or any executive officer; and (e) any stock owned by Radford or the individual advisors employed by Radford. Our Compensation Committee determined, based on its analysis of the above factors, that the work of Radford and the individual compensation advisors employed by Radford as compensation consultants has not created any conflict of interest and the Compensation Committee is satisfied with the independence of Radford. Going forward, the Compensation Committee intends to assess the independence of any of our compensation advisers by reference to the foregoing factors, consistent with applicable rules and regulations of NASDAQ and the SEC.

Use of Market Compensation Data

In making compensation decisions, our Compensation Committee reviewed competitive market compensation data compiled by Radford. To determine competitive market compensation, Radford utilized data from the Radford 2014 Global Life Sciences Survey (effective October 1, 2014), which includes public biotechnology/pharmaceutical companies with 50 to 150 employees and a market value between $60 million and $550 million (median of 84 employees and $234 million market value) and, where available and appropriate, blended such data equally with data from the following peer group of publicly-traded biotechnology/pharmaceutical companies:

Advanced Cell Technology	Dynavax Technologies	Osiris Therapeutics
Agenus	Fate Therapeutics	Rigel Pharmaceuticals
Ambit Biosciences	Geron	StemCells
Athersys	GlycoMimetics	Targacept
bluebird bio	GTX	Verastem
ChemoCentryx	Neostem	ZIOPHARM Oncology
Concert Pharmaceuticals	Neuralstem
Cytokinetics	OncoGenex Pharmaceuticals

The foregoing peer group companies were recommended by Radford and approved by our Compensation Committee because they have similar business profiles to ours taking into account number of employees, market value and stage of development (median of 50 employees and $186 million market value).

Our Compensation Committee has adopted a compensation philosophy of targeting our executive compensation to the 50th percentile of the market compensation data compiled by Radford. Executive compensation may be above or below the 50th percentile based on an executive's experience, scope of position, individual performance and company constraints. Our Compensation Committee focuses on reviewing information for the 50th percentile because of its view, which is consistent with Radford's advice, that maintaining competitive levels of compensation to attract and, more importantly, retain our executive officers is best achieved when compensation opportunities are consistent with the 50th percentile. In practice, our Compensation Committee has in the past and may in the future set a particular component above or below the 50th percentile based on various factors discussed in this CD&A. Additionally, actual compensation realized under annual performance bonuses and equity awards could ultimately vary from the 50th percentile depending on performance.

Components of Our Executive Compensation Program

The primary elements of our executive compensation program are:

•	base salary;

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•	annual performance bonuses; and

•	long-term incentives in the form of equity-based awards.

We do not have any formal or informal policy or target for allocating compensation between long-term and short-term compensation or between cash and non-cash compensation. Instead, our Compensation Committee, after reviewing information provided by Radford, determines subjectively what it believes to be the appropriate level and mix of the various compensation components.

Base Salaries

Base salary is used to recognize the experience, skills, knowledge and responsibilities required of all our employees, including our executives. When establishing base salaries, our Compensation Committee considers various data regarding the base salaries of executive officers in comparable positions at other biotechnology companies. Our Compensation Committee also considers the individual experience level and actual performance of each executive officer in light of our needs and objectives.

Base salaries for our named executive officers are reviewed at least annually by our Compensation Committee, and may be adjusted to realign salaries with market levels after taking into account individual responsibilities, performance and experience. Base salaries may be increased for merit reasons based on the executive's success in meeting or exceeding individual performance objectives as well as our combined success in meeting corporate goals. An executive's base salary is also evaluated by reviewing the executive's other compensation components to ensure that the executive's total compensation is in line with our overall compensation philosophy as discussed above.

The base salaries of our named executive officers for 2014 and 2015 are set forth below:

Name	2014 Base Salary	2015 Base Salary
David Pernock	$490,000	$490,000
Chairman of the Board and Chief Executive Officer
Keith A. Goldan	—	$350,000	(1)
Senior Vice President, Chief Financial Officer and Treasurer
Kimberly M. Smith	$153,000	$169,520	(2)
Former Interim Chief Financial Officer
Michael F. Marino	—	$325,000	(3)
Senior Vice President, General Counsel and Corporate Secretary
John Maslowski	$188,000	$250,000	(4)
Senior Vice President, Scientific Affairs
Robert Sheroff	$250,000	$250,000
Former Vice President, Technical Operations

(1)	Mr. Goldan's 2015 base salary was the result of negotiations in connection with his acceptance of employment in March 2015.

(2)	Ms. Smith received merit-based salary adjustments in 2014 from $150,000 to $163,000 and in April 2015 from $163,000 to $169,520 in recognition of her performance.

(3)	Mr. Marino's 2015 base salary was the result of negotiations in connection with his acceptance of employment in June 2015.

(4)
Mr. Maslowski received a merit-based salary adjustment in February 2014 from $188,000 to $200,000 and in May 2015 from $200,000 to $250,000 in recognition of his performance and scope of responsibilities and to align his base salary with the 50th percentile of the market compensation data compiled by Radford.

Annual Performance Bonuses

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Each year, our named executive officers have the opportunity to receive annual performance bonuses to reward the performance and achievements of our Company and the named executive officer. We generally pay these bonuses in cash and the executive must be employed by us on the date we pay bonuses to be eligible to receive a bonus. Each named executive officer is assigned a target bonus that is expressed as a percentage of the officer's base salary. The target bonuses for each of our named executive officers for 2014 and 2015 are set forth below:

Name	2014 Target Bonus (as % of 2014 Base Salary)	2015 Target Bonus (as % of 2015 Base Salary)
David Pernock	60%	60%
Chairman of the Board and Chief Executive Officer
Keith A. Goldan	—	40%	(1)
Senior Vice President, Chief Financial Officer and Treasurer
Kimberly M. Smith	—	—	(2)
Former Interim Chief Financial Officer
Michael F. Marino	—	35%	(3)
Senior Vice President, General Counsel and Corporate Secretary
John Maslowski	30%	35%	(4)
Senior Vice President, Scientific Affairs
Robert Sheroff	30%	30%
Former Vice President, Technical Operations

(1)	Mr. Goldan's 2015 target bonus was the result of negotiations in connection with his acceptance of employment in March 2015.

(2)
Ms. Smith was not assigned a target bonus for her service as Interim Chief Financial Officer. Our Compensation Committee awarded Ms. Smith discretionary bonuses in 2014 and 2015 in amounts subjectively determined by the Compensation Committee in recognition for her performance as Interim Chief Financial Officer.

(3)	Mr. Marino's 2015 target bonus was the result of negotiations in connection with his acceptance of employment in June 2015.

(4)	Mr. Maslowski's 2015 target bonus was increased in 2015 from 30% to 35% in connection with his promotion from Vice President, Scientific Affairs to Senior Vice President, Scientific Affairs.

The amount of each named executive officer's annual performance bonus (other than our Chief Executive Officer) is based 70% on our achievement of corporate performance objectives and 30% on the executive's achievement of individual performance objectives. Our Chief Executive Officer's annual performance bonus is based solely on our achievement of corporate performance objectives. Our Compensation Committee and Board of Directors believe this is appropriate given our Chief Executive's Officer's responsibilities for the overall direction and success of our business.

The corporate and individual performance objectives that we set for purposes of determining annual performance bonuses are generally objectively determinable and measurable and intended to build long-term shareholder value. When we set the 2015 objectives, we considered them to be ambitious, but attainable and designed to cause annual performance bonus payments to reflect meaningful performance requirements. Our Compensation Committee and Board of Directors established our 2015 corporate performance objectives in the first quarter of 2015 and assigned weightings for our corporate objectives with the aggregate weighting of all corporate objectives totaling 100%. In the first quarter of 2016, our Compensation Committee assessed the achievement of our corporate performance objectives, in the aggregate, and determined that our overall achievement level was 75%.

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Our corporate performance objectives, including their weightings and notable achievements, are set forth below:

Corporate Performance Objective	Weighting Percentage	Achievements
Advance development of FCX-007 for the treatment of RDEB into clinical trials	35%	Successful completion of product development, chemistry and manufacturing controls and preclinical work to support IND filing. Received rare disease pediatric voucher

Advance development of FCX-013 for the treatment of linear scleroderma through gene selection and assay development	10%	Successful completion of product development and CMC work to support proof of concept studies

Complete Phase II clinical trial of azficel-T for the treatment of vocal cord scarring and achieve positive results.	15%	All patient dosing in Phase II clinical trial was completed

Obtain government funding and initiate Wounded Warrior Program for investigation of additional potential indication for azficel-T	5%	Government funding was obtained and IND allowed for Wounded Warrior Program

Advance proprietary manufacturing initiatives	5%	Successfully advanced proprietary manufacturing initiatives

Manage business to budget and complete capital raise	20%	Managed business to annual budget and completed underwritten offering

Effectively manage risks	5%	Effectively monitored and managed risks to plan and implemented IT security initiatives

Explore business development opportunities	5%	Continued to cultivate and develop business development opportunities. Completed exclusive channel collaboration agreement with Intrexon for arthritis

Individual performance objectives for each of our named executive officers (other than our Chief Executive Officer) were established at approximately the same time as the corporate performance objectives were established, except that Mr. Goldan and Mr. Marino's individual objectives were established shortly after each commenced employment in 2015 and individual objectives for Ms. Smith were not established because it was determined that she would receive a discretionary bonus based on the duration of her service as Interim Chief Financial Officer and the Compensation Committee's subjective determination of her overall performance. The individual performance objectives were established by our Chief Executive Officer, with input from the named executive officer whose performance was measured by such objectives. Each named executive officer's individual objectives were based on the performance of the functions for which the named executive officer was responsible. These individual objectives were intended to align with the corporate performance objective so that each function is providing the necessary support to achieve the corporate objectives.

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In the first quarter of 2016, our Chief Executive Officer assessed the achievement of each named executive officer's individual performance objectives, in the aggregate, and reported his findings to our Compensation Committee and submitted recommendations for annual performance bonus payouts to our Compensation Committee, who ultimately held discretion over the amount of bonuses paid. Our Compensation Committee considered our Chief Executive Officer's recommendations and its assessment of each named executive officer's performance, in the aggregate, and assigned Messrs. Goldan, Marino and Maslowski each an individual achievement level of 100%. No assessment was made of Mr. Sheroff's individual performance because he resigned in May 2015 and, therefore, was not eligible to receive an annual performance bonus. Additionally, as discussed above, individual performance objectives were not established for Ms. Smith.

Taking into account (i) the relative weighting of the corporate and individual objectives, with 70% for corporate performance objectives and 30% for individual performance objectives for our named executive officers (other than our Chief Executive Officer), (ii) the corporate achievement level of 75% and individual achievement levels of 100% for each of Messrs. Goldan, Marino and Maslowski and (iii) each officer's target annual bonus, Messrs. Goldan, Marino and Maslowski's annual performance bonuses for 2015 were $91,451, $55,021 and $72,187, respectively (the amounts for Mr. Goldan and Mr. Marino have been pro-rated to reflect the number of days in 2015 that each was employed by us). Mr. Pernock, while eligible to receive an annual performance bonus, abstained from participating in the program for 2015. Ms. Smith received a discretionary bonus in the amount of $23,733 for her service and performance as Interim Chief Financial Officer until March 2015 and then as Controller for the remainder of the year.

Long-Term Incentives

In keeping with our philosophy of providing a total compensation package that favors at-risk components of pay, long-term incentives comprise a significant component of our executives' total compensation package. These incentives are designed to motivate and reward executives for maximizing stockholder value and to encourage the long-term employment of key employees.

We view stock options as our primary long-term incentive compensation vehicle for our executive officers. Stock options are granted at the prevailing market price on the date of grant and will have value only if our stock price increases. Grants of stock options generally are based upon our performance, the level of the executive's position, an evaluation of the executive's past and expected future performance and market compensation data.

The following table summarizes the stock options awarded to our named executive officers in 2015:

Name	Time-Based Stock Options	Performance-Based Stock Options
David Pernock	170,000	100,000
Chairman of the Board and Chief Executive Officer
Keith A. Goldan	300,000	—
Senior Vice President, Chief Financial Officer and Treasurer
Kimberly M. Smith	35,000	—
Former Interim Chief Financial Officer
Michael F. Marino	220,000	—
Senior Vice President, General Counsel and Corporate Secretary
John Maslowski	100,000	—
Senior Vice President, Scientific Affairs
Robert Sheroff	40,000	—
Former Vice President, Technical Operations

Both the time-based and performance-based stock options set forth in the table above have an exercise price equal to the closing price of our common stock as reported by NASDAQ on the date of the grant. With respect to the time-based options awarded to Mr. Pernock, these options vest in equal quarterly installments over a four-year period. Mr. Pernock's performance-based options are subject to the achievement of specified performance goals before vesting commences - specifically, our filing of an IND application with the FDA for our FCX-007 product candidate on or before December 31, 2015. These performance

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goals were achieved on July 20, 2015. Accordingly, the performance-based options will vest in equal quarterly installments over the period commencing on July 20, 2015 and ending on January 20, 2019. With respect to the time-based options awarded to Mr. Goldan and Mr. Marino, 25% of the stock option award vests on the first anniversary of the grant date with the balance vesting in equal quarterly installments thereafter if the executive is still employed by us on such dates. With respect to the time-based options awarded to Ms. Smith and Messrs. Maslowski and Sheroff, 25% of the stock option award vests on each anniversary of the grant date.

Mr. Goldan and Mr. Marino's stock option grants were the result of negotiations in connection with their acceptance of employment. The stock option grants received by our other named executive officers were based on market compensation data compiled by Radford and the Compensation's Committee's (and in the case of Mr. Pernock, our Board's) evaluation of such executive officer's individual performance, responsibilities and expected future contributions.

Equity Grant Policies

We anticipate making annual stock option or other equity-based grants to our named executive officers in the first quarter of each fiscal year and in connection with the hiring and promotion of executive officers. These awards are discussed by the Compensation Committee who determine all elements of each executive officer’s compensation for the year (with respect to our Chief Executive Officer, as stated above, the Compensation Committee recommends his compensation to the Board for approval).

Stock options that are granted as part of our long-term incentive program are granted with an exercise price equivalent to the closing price of our common stock on NASDAQ on the date of grant. Stock options that are granted to any newly hired or promoted executive officers during the course of the year must be approved by the Compensation Committee prior to extending an offer or promotion. The exercise price of stock options granted to a newly hired executive officer is set at the closing price of our common stock on NASDAQ on the start date of the executive officer.

We do not currently maintain any formal policy regarding executive officer stock ownership or the hedging of economic risk related to such stock ownership nor do we have any program, plan or obligation that requires us to grant equity compensation to any executive on specified dates. The authority to make equity grants to executive officers rests with the Compensation Committee, although, as noted above, the Compensation Committee does consider the recommendations of the Chief Executive Officer in setting the stock option grants of our executive officers (other than the Chief Executive Officer).

Other Benefits and Perquisites

We do not offer perquisites. Our named executive officers are eligible to participate in all of our employee benefit plans, such as our medical, dental, vision, disability and life insurance plans and our 401(k) plan, in each case, on the same basis as other employees, subject to applicable laws. We also provide vacation and paid holidays to all employees, including our named executive officers.

Agreements Providing for Change of Control and Severance Benefits

We have employment agreements with Messrs. Pernock, Goldan, Marino and Maslowski that provide for severance payments and accelerated vesting benefits triggered by a change in control. For a description of these agreements and our potential payment obligations, please see "Employment Agreements" and "Potential Payments Upon Termination or Change in Control" below.

When entering into employment agreements which provide for post-termination compensation, our Compensation Committee considers, among multiple factors, peer company practice and retention needs. Gains from prior equity awards are not a material consideration in setting the level of such compensation. In particular, we believe such employment agreements benefit us and our stockholders by attracting and retaining executives in a marketplace where such protections are commonly offered by our peer companies.

The employment agreements of Messrs. Pernock, Goldan and Marino provide for the acceleration of the vesting of only certain specified options in connection with a change of control. Other than with respect to such options, the agreements provide for a "double trigger" with respect to severance benefits that are to be provided in connection with a change of control. This means that a change of control does not itself trigger benefits; rather, benefits are paid only if the employment of the executive is terminated by us (other than for cause or due to the executive's death or disability) or by the executive for good reason during a specified period after a change of control. We believe a "double trigger" benefit maximizes stockholder value because it prevents a windfall to executives in the event of a change of control in which the executive retains significant responsibility as

Fibrocell - 2016 Proxy Statement | 32

defined in his or her individual agreement, while still providing our executives appropriate incentives to cooperate in negotiating any change of control that may put their jobs at risk. Further, we believe the severance protection offered under the employment agreements is balanced with the interests of our Company and its stockholders, as the executives are bound by non-disclosure, non-competition, and non-solicitation arrangements and must execute a general release in favor of Fibrocell as a condition to receiving benefits under these agreements.

Tax Deductibility of Executive Compensation

Section 162(m) of the Code denies a federal income tax deduction for specified compensation in excess of $1.0 million per year paid to our named executive officers (excluding the chief financial officer). To maintain flexibility in compensating our executive officers in a manner that promotes varying corporate goals, our Compensation Committee has not adopted a policy requiring all compensation to be deductible. Our Compensation Committee will continue to evaluate the effects of the deduction limitations of Section 162(m) of the Code and to grant compensation in the future in a manner consistent with our best interests and the best interests of our stockholders.

Compensation Recovery Policy

We do not have a policy to attempt to recover cash bonus payments paid to our executive officers if the performance objectives that led to the determination of such payments were to be restated, or found not to have been met to the extent the Compensation Committee originally believed. However, as a public company subject to the provisions of Section 304 of the Sarbanes-Oxley Act of 2002, if we are required as a result of misconduct to restate our financial results due to our material noncompliance with any financial reporting requirements under the federal securities laws, our Chief Executive Officer and Chief Financial Officer may be legally required to reimburse us for any bonus or other incentive-based or equity-based compensation they received from us during the 12-month period following the first public issuance or filing (whichever first occurs) of the financial document embodying such financial reporting requirement, and any profits realized from the sale of our securities during that 12-month period.

Risk Analysis of Our Compensation Program

Our Compensation Committee has reviewed our compensation policies as generally applicable to our employees and believes that our policies do not encourage excessive or inappropriate risk taking and that the level of risk that they do encourage is not reasonably likely to have a material adverse effect on us. As part of its assessment, the Compensation Committee considered, among other factors, the allocation of compensation among base salary and short-term and long-term compensation and our approach to establishing company-wide and individual financial, operational and other performance targets in connection with establishing our merit based performance awards.

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2015 Summary Compensation Table

The following table presents information regarding the compensation of our named executive officers for 2015, 2014 and 2013.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($) (4)	Non-Equity Incentive Plan Compensation ($) (5)	All Other Compensation (6)	Total ($)
David Pernock	2015	490,000	—	736,595	—	—	1,226,595
Chairman of the Board and Chief Executive Officer	2014	490,000	—	—	—	—	490,000
	2013	454,769	—	2,344,412	—	—	2,799,181

Keith A. Goldan (1)	2015	273,269	—	1,318,058	91,451	7,269	1,690,047
Senior Vice President, Chief Financial Officer and Treasurer

Kimberly M. Smith	2015	203,167	23,733	102,659	—	6,535	336,094
Former Interim Chief Financial Officer	2014	154,538	50,000	66,639	—	—	271,177

Michael F. Marino (2)	2015	187,500	—	835,647	55,021	4,875	1,083,043
Senior Vice President, General Counsel and Corporate Secretary

John Maslowski	2015	250,000	—	293,311	72,187	6,923	622,421
Senior Vice President, Scientific Affairs	2014	230,577	57,000	101,708	—	—	389,285
	2013	188,000	—	61,566	—	—	249,566

Robert Sheroff (3)	2015	136,135	—	117,324	—	—	253,459
Former Vice President, Technical Operations	2014	245,192	45,000	266,555	—	—	556,747
_______________

(1)	Mr. Goldan commenced employment with us on March 18, 2015.

(2)	Mr. Marino commenced employment with us on June 1, 2015.

(3)	Mr. Sheroff resigned on May 29, 2015.

(4)
Represents the full grant date fair value of the option grant, calculated in accordance with FASB ASC Topic 718. These amounts do not necessarily correspond to the actual value that may be realized by the named executive officer. The assumptions made in valuing the option awards reported in this column are discussed in the Company's audited financial statements (Note 3, Summary of Significant Accounting Policies - Stock-Based Compensation, and Note 10, Stock-Based Compensation) included in the Company's 2015 Annual Report on Form 10-K for the year ended December 31, 2015, as filed with the SEC.

(5)
Amounts in this column represent annual performance bonuses earned for the year shown based on pre-established performance objectives. Annual performance bonuses for 2015 performance were paid in the first quarter of 2016 and are described in more detail under the "Compensation Discussion and Analysis - Annual Performance Bonuses" section of this Proxy Statement.

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(6)	Amounts in this column represent employer matching contributions made on behalf of the named executive officer to the our 401(k) plan.

2015 Grants of Plan-Based Awards

The following table presents information regarding the plan-based awards granted to our named executive officers in 2015.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)			All Other Option Awards: Number of Securities Underlying Options (#)		Exercise or Base Price of Option Awards ($/ Sh)	Grant Date Fair Value of Stock and Option Awards ($) (3)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
David Pernock	—	—	294,000	—	—	—	—	—	(4)	—	—
	1/26/2015	—	—	—	—	—	100,000	—		3.35	272,813
	1/26/2015	—	—	—	—	—	—	170,000		3.35	463,782
Keith A. Goldan	—	—	110,849	—	—	—	—	—		—	—
	3/18/2015	—	—	—	—	—	—	300,000	(5)	5.35	1,318,058
Kimberly M. Smith	1/20/2015	—	—	—	—	—	—	35,000	(6)	3.53	102,659
Michael F. Marino	—	—	66,692	—	—	—	—	—		—	—
	6/1/2015							220,000	(7)	4.76	835,647
John Maslowski	—	—	87,500	—	—	—	—	—		—	—
	1/20/2015	—	—	—	—	—	—	100,000	(8)	3.53	293,311
Robert Sheroff	—	—	75,000	—	—	—	—	—		—	—
	1/20/2015	—	—	—	—	—	—	40,000	(9)	3.53	117,324
_______________

(1)
Amounts in these columns show the threshold, target and maximum possible payouts for 2015 annual performance bonuses. Potential payout for 2015 annual performance bonuses could be $0 and the maximum payment is equal to 100% of the target payout for all named executive officers other than Ms. Smith who was not eligible for an annual performance bonus under this plan. The actual amounts earned with respect to these annual performance bonuses for 2015 are included in the "2015 Summary Compensation Table" under the "Non-Equity Incentive Plan Compensation" column. These annual performance bonuses are described in more detail under "Compensation Discussion and Analysis—Annual Performance Bonuses".

(2)
Amounts in this column represent the number of performance-based stock options that may be earned if the performance goals are achieved. If the performance goals are not achieved then no stock options will be earned. These performance-based options are described in more detail under "Compensation Discussion and Analysis—Long-Term Incentives." The performance goals applicable to this grant were satisfied in full on July 20, 2015.

(3)
Represents the full grant date fair value of the option grant, calculated in accordance with FASB ASC Topic 718. These amounts do not necessarily correspond to the actual value that may be realized by the named executive officer. The assumptions made in valuing the option awards reported in this column are discussed in the Company's audited financial statements (Note 3, Summary of Significant Accounting Policies - Stock-Based Compensation, and Note 10, Stock-Based Compensation) included in the Company's 2015 Annual Report on Form 10-K for the year ended December 31, 2015, as filed with the SEC.

(4)	The shares underlying the option shall vest and become exercisable in equal quarterly installments over the period commencing on April 26, 2015 and ending on January 26, 2019.

(5)
Of the shares underlying the option, 75,000 shares shall vest and become exercisable on the first anniversary date of the grant date. The remaining 225,000 shares underlying the option shall vest and become exercisable in equal quarterly installments thereafter.

(6)	Of the shares underlying the option, 8,750 shares vest on each of the following four anniversary dates of the grant date.

Fibrocell - 2016 Proxy Statement | 35

(7)
Of the shares underlying the option, 55,000 shares shall vest and become exercisable on the first anniversary date of the grant date. The remaining 165,000 shares underlying the option shall vest and become exercisable in equal quarterly installments thereafter.

(8)	Of the shares underlying the option, 25,000 shares vest on each of the following four anniversary dates of the grant date.

(9)
Of the shares underlying the option, 10,000 shares vest on each of the following four anniversary dates of the grant date. However, all 40,000 shares underlying the option were forfeited upon Mr. Sheroff's resignation from the Company in May 2015.

2015 Outstanding Equity Awards At Fiscal Year-End

The following table presents information regarding the outstanding stock options held by our named executive officers at December 31, 2015.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date
David Pernock	31,875	138,125	(1)	3.35	1/26/2025
	13,334	86,666	(2)	3.35	1/26/2025
	400,000	400,000	(3)	3.40	11/15/2023
	131,250	43,750	(4)	5.49	7/19/2023
	60,000	—		20.50	4/8/2021
	84,000	—		15.50	1/14/2021
	66,000	—		27.00	2/1/2020

Keith A. Goldan	—	300,000	(5)	5.35	3/18/2025

Kimberly M. Smith	—	35,000	(6)	3.53	1/20/2025
	6,250	18,750	(7)	4.11	1/6/2024

Michael F. Marino	—	220,000	(8)	4.76	6/1/2025

John Maslowski	—	100,000	(9)	3.53	1/20/2025
	5,000	15,000	(10)	2.94	5/13/2024
	5,000	15,000	(11)	4.95	1/17/2024
	13,125	4,375	(12)	5.49	7/19/2023
	13,600	—		15.50	1/14/2021
_______________

(1)
Represents unvested portion of stock option award that commenced vesting on January 26, 2015 in equal quarterly installments of 10,625 shares. The remainder will vest in thirteen equal quarterly installments through January 26, 2019, provided Mr. Pernock remains our Chief Executive Officer on each vesting date.

(2)
Represents unvested portion of stock option award that that commenced vesting on July 20, 2015 and will vest in quarterly installments ranging from 6,666 to 6,667 until January 20, 2019, provided Mr. Pernock is our Chief Executive Officer on each vesting date.

Fibrocell - 2016 Proxy Statement | 36

(3)
Represents unvested portion of stock option award that commenced vesting on November 15, 2013 in equal quarterly installments of 50,000 shares. The remainder will vest in eight equal quarterly installments through November 15, 2017, provided Mr. Pernock is our Chief Executive Officer on each vesting date.

(4)
Represents unvested portion of stock option award that vested 25% on July 19, 2013, July 19, 2014 and July 19, 2015, with the remainder vesting on July 19, 2016, provided Mr. Pernock is our Chief Executive Officer on that date.

(5)
Represents unvested portion of stock option award that will vest 25% on the first anniversary date following the March 18, 2015 grant date, with the remainder vesting in twelve equal quarterly installments thereafter, provided Mr. Goldan is still employed with the Company on each vesting date.

(6)
Represents unvested portion of stock option award that will vest 25% on each of the four anniversary dates following the January 20, 2015 grant date, provided Ms. Smith is still employed with the Company on each vesting date.

(7)
Represents unvested portion of stock option award that vested 25% on January 6, 2015 (first anniversary date following the January 6, 2014 grant date), with the remainder vesting in three equal annual installments thereafter, provided Ms. Smith is still employed with the Company on each vesting date.

(8)
Represents unvested portion of stock option award that will vest 25% on the first anniversary date following the June 1, 2015 grant date with the remainder vesting in twelve equal quarterly installments thereafter, provided Mr. Marino is still employed with the Company on each vesting date.

(9)
Represents unvested portion of stock option award that that will vest 25% on each of the four anniversary dates following the January 20, 2015 grant date, provided Mr. Maslowski is still employed with the Company on each vesting date.

(10)
Represents unvested portion of stock option award that vested 25% on May 13, 2015 (first anniversary date following the May 13, 2014 grant date), with the remainder vesting in three equal annual installments thereafter, provided Mr. Maslowski is still employed with the Company on each vesting date.

(11)
Represents unvested portion of stock option award that vested 25% on January 17, 2015 (first anniversary date following the January 17, 2014 grant date), with the remainder vesting in three equal annual installments thereafter, provided Mr. Maslowski is still employed with the Company on each vesting date.

(12)
Represents unvested portion of stock option award that vested 25% on July 19, 2013, July 19, 2014 and July 19, 2015, with the remainder vesting on July 19, 2016, provided Mr. Maslowski is still employed by the Company on that vesting date.

2015 Option Exercises

The following table presents information regarding stock option exercises made by our named executive officers during the year ended December 31, 2015.

Name	Number of Shares Acquired on Exercise of Stock Options (#)	Value Realized on Exercise of Stock Options ($)
David Pernock	—	—

Keith A. Goldan	—	—

Kimberly M. Smith	—	—

Michael F. Marino	—	—

John Maslowski	—	—

Robert Sheroff	25,000	33,250	(1)

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_______________

(1)
Represents the income recognized upon the exercise of 25,000 stock options, which had been granted on January 6, 2014. Such amount is calculated based on the closing price of our common stock as reported on the NASDAQ on the exercise date (June 24, 2015), which was $5.44 per share, less the option exercise price of $4.11 per share.

Employment Agreements

David Pernock

On November 15, 2013, we entered into an employment agreement with Mr. David Pernock, which replaced our prior agreement with Mr. Pernock, pursuant to which Mr. Pernock continued to serve as our Chief Executive Officer for an initial term ending December 31, 2016, which may be renewed for an additional one-year term by mutual agreement. The agreement provides for an annual salary of $490,000. Mr. Pernock is entitled to receive an annual bonus payable subsequent to the issuance of our final audited financial statements, but in no case later than 120 days after the end of our most recently completed fiscal year. The final determination on the amount of the annual bonus will be made by our Compensation Committee, based on criteria established by the Compensation Committee. The targeted amount of the annual bonus shall be 60% of Mr. Pernock's base salary, although the actual bonus may be higher or lower.

Under the agreement, Mr. Pernock received an option granted under the Fibrocell Science, Inc. 2009 Equity Incentive Plan to purchase 800,000 shares of our common stock, which vests in equal quarterly installments over a four-year period commencing on February 15, 2014, provided Mr. Pernock is our Chief Executive Officer on each vesting date. The vesting of all options set forth above shall accelerate upon a "change in control" as defined in the agreement, provided Mr. Pernock is employed by us within 60 days prior to the date of such change in control.

If Mr. Pernock's employment is terminated at our election at any time, for reasons other than death, disability, cause, a voluntary resignation or in the context of either party giving notice of non-renewal of the agreement, or by Mr. Pernock for good reason, Mr. Pernock shall be entitled to receive severance payments equal to twelve months of Mr. Pernock's base salary and of the premiums associated with continuation of Mr. Pernock's benefits pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985 (COBRA) to the extent that he is eligible for them following the termination of his employment; provided that if anytime within eighteen months after a change in control either (a) Mr. Pernock is terminated, at our election at any time, for reasons other than death, disability, cause, voluntary resignation or in the context of either party giving notice of non-renewal of the agreement, or (b) Mr. Pernock terminates his employment for good reason, Mr. Pernock shall be entitled to receive severance payments equal to: (1) two years of Mr. Pernock's base salary, (2) Mr. Pernock's most recent annual bonus payment, and (3) the premiums associated with continuation of Mr. Pernock's benefits pursuant to COBRA to the extent that he is eligible for them following the termination of his employment for a period of one year after termination. All severance payments shall be made in a lump sum 45 days following such termination, provided Mr. Pernock has executed and delivered to us (and not revoked) a general release. For purposes of the agreement, "cause" for termination shall mean that Mr. Pernock: (A) pleads "guilty" or "no contest" to or is convicted of an act which is defined as a felony under federal or state law or the indictment of, or the bringing of formal charges against him on charges involving criminal fraud or embezzlement; (B) in carrying out his duties, engages in conduct that constitutes gross negligence or willful misconduct; (C) engages in any conduct that may cause harm to our reputation; or (D) materially breaches any term of his employment agreement. For purposes of the agreement, "good reason," means: (i) if the Board of Directors or that of any successor entity, fails to appoint or reappoint Mr. Pernock or removes Mr. Pernock as Chief Executive Officer; or (ii) if Mr. Pernock is assigned any duties materially inconsistent with the duties or responsibilities of the Chief Executive Officer or any other action by us that results in a material diminution in such position, authority, duties, or responsibilities. During the term of the agreement, and, if severance payments are being made, until 12 months thereafter, Mr. Pernock has agreed not to compete with us after termination of his employment.

Keith A. Goldan

On March 18, 2015, we entered into an employment agreement with Mr. Keith A. Goldan to serve as our Senior Vice President, Chief Financial Officer and Treasurer. The agreement provides for an annual base salary of $350,000 and an annual target performance bonus of 40% of Mr. Goldan’s base salary.

Pursuant to the terms of the agreement, Mr. Goldan received an option granted under the Fibrocell Science, Inc. 2009 Equity Incentive Plan to purchase 300,000 shares of our common stock at a per share exercise price equal to the closing price of our common stock on March 18, 2015, the date Mr. Goldan commenced employment. Subject generally to his continued employment, the option will vest and become exercisable as to 25% of the option on the first anniversary of the date of grant

Fibrocell - 2016 Proxy Statement | 38

and 6.25% quarterly thereafter. The vesting of all options set forth above shall accelerate upon a "change in control" as defined in the agreement, provided Mr. Goldan is employed by us immediately prior to such change in control.

If Mr. Goldan’s employment is terminated by the Company without cause or by Mr. Goldan due to good reason, he shall receive a lump sum severance payment equal to nine months of Mr. Goldan’s base salary and nine months of the then applicable monthly COBRA premium; provided that if such termination of employment occurs within 60 days before or 18 months after a change in control of the Company (as defined in the agreement), then the severance payment will be a lump sum equal to (i) Mr. Goldan’s last annual bonus, plus (ii) eighteen months of Mr. Goldan’s base salary, plus (iii) eighteen months of the then applicable monthly COBRA premium. All severance payments shall be made 60 days following such termination, provided that Mr. Goldan has executed and delivered to us an effective general release. Mr. Goldan is also subject to typical restrictive covenant provisions, including a non-competition and non-solicitation provision, which apply during his employment and for one year after any termination of employment.

Michael F. Marino

On June 1, 2015, we entered into an employment agreement with Michael F. Marino to serve as our Senior Vice President, General Counsel and Corporate Secretary. The agreement provides that Mr. Marino shall receive an annual base salary of $325,000 and an annual target performance bonus equal to 35% of his base salary. Mr. Marino is also entitled to receive an allowance of $15,000 upon the relocation of his home nearer the Company's offices.

Pursuant to the terms of the agreement, Mr. Marino received an option granted under the Fibrocell Science, Inc. 2009 Equity Incentive Plan to purchase 220,000 shares of our common stock at a per share exercise price equal to the closing price of our common stock on June 1, 2015. Subject generally to his continued employment, the option will vest and become exercisable as to 25% of the option on the first anniversary of the date of grant and 6.25% quarterly thereafter. The vesting of all options set forth above shall accelerate upon a "change in control" as defined in the agreement, provided Mr. Marino is employed by us immediately prior to such change in control.

If Mr. Marino's employment is terminated by the Company without cause or by Mr. Marino due to good reason, he shall receive a lump sum severance payment equal to nine months of his then current base salary and nine months of monthly COBRA premiums; provided that if such termination of employment occurs within 60 days before or 18 months after a change in control of the Company, then the severance payment will be a lump sum equal to (i) his last annual bonus, plus (ii) eighteen months of his then current base salary, plus (iii) eighteen months of monthly COBRA premiums. All severance payments shall be made 60 days following such termination, provided that Mr. Marino has executed and delivered to us an effective general release. Mr. Marino is also subject to typical restrictive covenant provisions, including non-competition and non-solicitation restrictions, which shall apply during the term of his employment and for a period of one year thereafter.

John Maslowski

On September 14, 2015, we entered into an employment agreement with John Maslowski in connection with Mr. Maslowski's promotion from Vice President, Scientific Affairs to Senior Vice President, Scientific Affairs. The agreement provides that Mr. Maslowski shall receive an annual base salary of $250,000 (which was Mr. Maslowski's base salary prior to the agreement) and an annual target performance bonus equal to 35% of his base salary.

If Mr. Maslowski’s employment is terminated by the Company without cause or by Mr. Maslowski due to good reason, he shall receive a lump sum severance payment equal to nine months of his then current base salary and nine months of monthly COBRA premiums; provided that if such termination of employment occurs within 60 days before or 18 months after a change in control of the Company, then the severance payment will be a lump sum equal to (i) his last annual bonus, plus (ii) eighteen months of his then current base salary, plus (iii) eighteen months of monthly COBRA premiums. All severance payments shall be made 60 days following such termination, provided that Mr. Maslowski has executed and delivered to us an effective general release. Mr. Maslowski is also subject to typical restrictive covenant provisions, including non-competition and non-solicitation restrictions, which shall apply during the term of his employment and for a period of one year thereafter.

Fibrocell - 2016 Proxy Statement | 39

Estimated Potential Payouts Upon Termination or Change in Control

As discussed above in "Employment Agreements," we have provided Messrs. Pernock, Goldan, Marino and Maslowski certain benefits in connection with the termination of their employment with us under certain circumstances or upon a change of control of the company. We do not have any termination or change in control agreements or arrangements with Ms. Smith or Mr. Sheroff.

The following table presents estimated compensation that would have been payable to or received by our named executive officers upon termination of their employment or a change in control of our Company. The amounts shown are calculated using an assumed termination date of December 31, 2015 and exclude earned amounts such as vested or accrued benefits. Although the calculations are intended to provide reasonable estimates of the benefits payable, they are based on assumptions outlined in the footnotes below and may not represent the actual amount the named executive officer would receive under each scenario. We have omitted Ms. Smith and Mr. Sheroff from the table because we do not have any termination or change in control agreements or arrangements with them.

Name and triggering event (1)	Lump Sum Severance payments ($)		Accelerated vesting of stock options ($) (2)	Other benefits ($) (3)	Total ($)
David Pernock
Termination without cause or for good reason (not in connection with a change in control)	490,000		—	26,036	516,036
Termination without cause or for good reason (within 18 months after a change in control)	980,000	(4)	460,000	26,036	1,466,036
Change of control (no termination)	—		460,000	—	460,000

Keith A. Goldan
Termination without cause or for good reason (not in connection with a change in control)	262,500		—	19,527	282,027
Termination without cause or for good reason (within 18 months after a change in control)	616,451	(5)	—	39,055	655,506
Change of control (no termination)	—		—	—	—

Michael F. Marino
Termination without cause or for good reason (not in connection with a change in control)	243,750		—	19,527	263,277
Termination without cause or for good reason (within 18 months after a change in control)	542,521	(5)	—	39,055	581,576
Change of control (no termination)	—		—	—	—

John Maslowski
Termination without cause or for good reason (not in connection with a change in control)	187,500		—	19,527	207,027
Termination without cause or for good reason (within 18 months after a change in control)	447,187	(5)	—	39,055	486,242
Change of control (no termination)	—		—	—	—
_______________

(1)	Please see "Employment Agreements" above for a description of the definition of "cause" and "good reason" for Messrs. Pernock, Goldan, Marino and Maslowski.

(2)
Amounts reported represent the difference between the exercise price of the stock options that would accelerate and become vested as a result of the scenario applicable to each row (i.e. termination without cause or for good reason

Fibrocell - 2016 Proxy Statement | 40

within 18 months after a change in control or change in control without termination) and the last reported sale price of our common stock reported on the NASDAQ on December 31, 2015 (which was $4.55 on that date). Information regarding stock options having an exercise price greater than $4.55 has been omitted. The actual value realized by the executive will vary depending on the date the options are exercised.

(3)
Amounts shown reflect payments based on the estimated cost of premiums associated with 12 months of continuation of benefits pursuant to COBRA to the extent that Messrs. Pernock, Goldan, Marino and Maslowski are eligible for them following the termination of their employment.

(4)
Mr. Pernock would also be entitled to the payment of his most recent annual bonus. Mr. Pernock elected not to receive an annual bonus during the previous year. Accordingly, no value was ascribed to this portion of his severance entitlement.

(5)	Includes payment of most recent annual bonus for the year ended December 31, 2015 which was paid in 2016.

DIRECTOR COMPENSATION

Non-Employee Director Compensation

We compensate our non-employees directors with a combination of cash, which is designed to compensate directors for their service, and equity, which is designed to align their interests with the long-term interests of our stockholders. Directors who are also our employees receive no additional compensation (beyond their regular employee compensation) for their service as a director. Under our director compensation policy, each non-employee director receives an annual retainer fee of $45,000 for service on the Board, our Lead Independent Director receive an additional annual retainer of $30,000 and each non-employee director receives the following additional annual retainer fees for Board committee service:

	Chair	Other Member
Audit Committee	$14,000	$7,000
Compensation Committee	$10,000	$5,000
Nominating and Corporate Governance Committee	$7,000	$3,000

Additionally, in connection with each annual meeting of stockholders, each non-employee director remaining on the Board after the Annual Meeting receives an annual equity grant, which has historically been in the form of options to purchase shares of our common stock. The number of options is determined by our Board of Directors generally in the second quarter before the Annual Meeting with the advice and input of our Compensation Committee and its independent compensation consultant.

In connection with our 2015 annual meeting of stockholders, each non-employee director received options to purchase 36,000 shares of our common stock, of which 18,000 were immediately vested and 18,000 will vest on the one-year anniversary of the date of grant, subject to the director's continued service. The options have an exercise price per share of $5.44, which was the closing price per share of our common stock as reported on NASDAQ on June 24, 2015, the date of grant.

As set forth in its written charter, our Compensation Committee reviews our director compensation practices at least annually and recommends any changes for adoption by the full Board. As such, the director compensation policy described above is subject to change at the discretion of the Board.

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2015 Director Compensation

The following table sets forth the total compensation earned by our non-employee directors in 2015:

Name	Fees Earned or Paid in Cash ($)	Option Awards ($) (1)	Total ($)
Kelvin Moore	78,041	145,532	223,573
Marc Mazur	64,000	145,532	209,532
Marcus E. Smith	45,000	145,532	190,532
Julian Kirk	45,000	145,532	190,532
Christine St.Clare	62,000	145,532	207,532
Douglas Swirsky	60,000	145,532	205,532
_______________

(1)
On June 24, 2015, our Board approved stock option grants in the amount of 36,000 shares to each director with a grant date fair value of $145,532. The grant date fair value of the option grant was calculated in accordance with FASB ASC Topic 718. For the purposes of making the option calculation, the following assumptions were made: (a) expected life (years)—5.25; (b) volatility—96.51%; (c) dividend yield—none; and (d) discount rate—1.72%. These amounts reflect our accounting expense for these stock options and do not necessarily correspond to the actual value that may be recognized by the directors.

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As of December 31, 2015, we had granted the following option awards to our non-executive directors who served as directors during 2015 (reflecting the occurrence of a 1-for-25 reverse split of our common stock that occurred on April 30, 2013):

Name	Option Awards	Exercise Price
Kelvin Moore	36,000	$5.44
	18,000	$4.14
	24,000	$5.49
	8,000	$3.50
	8,000	$15.50
	8,000	$18.75
Total	102,000

Marc Mazur	36,000	$5.44
	18,000	$4.14
	24,000	$5.49
	8,000	$3.50
	8,000	$15.50
	8,000	$26.00
Total	102,000

Marcus E. Smith	36,000	$5.44
	18,000	$4.14
	24,000	$5.49
	8,000	$5.00
Total	86,000

Julian Kirk	36,000	$5.44
	18,000	$4.14
	24,000	$5.49
	8,000	$5.00
Total	86,000

Christine St.Clare	36,000	$5.44
	18,000	$4.14
	24,000	$5.49
	8,000	$3.50
Total	86,000

Douglas Swirsky	36,000	$5.44
	18,000	$4.14
	24,000	$5.49
	8,000	$3.75
Total	86,000

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OUR EQUITY COMPENSATION PLANS

Equity Compensation Plan Information

The following table sets forth information regarding our equity compensation plans as of December 31, 2015:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	3,109,094	(1)	$6.25	2,426,659
Equity compensation plans not approved by security holders	25,000	(2)	$4.00	—
Total	3,134,094		$6.23	2,426,659
_______________

(1)	Represents shares of common stock issuable upon exercise of outstanding stock options under our 2009 Equity Incentive Plan, as amended (2009 Plan). Our 2009 Plan has been approved by our stockholders.

(2)	Consists of stock options issued to consultants outside of our 2009 Plan.

Material Features of our 2009 Equity Incentive Plan

This summary of the material features of our 2009 Plan is not intended to be a complete description of the 2009 Plan and is qualified in its entirety by the actual text of the 2009 Plan which is attached to this Proxy Statement as Annex A.

Our Board unanimously approved and recommended for adoption by our stockholders an amendment to our 2009 Plan, as so amended is substantially similar to the plan, as previously approved by our stockholders. The following are the material differences, assuming stockholder approval of the amendment:

•	increase the number of shares of common stock reserved for issuance under the 2009 Plan from 5,600,000 to 7,600,000, and

•	provide an annual limit of 1,500,000 shares for all grants to each person participating in the 2009 Plan measured in shares, subject to adjustment as specified below.

The effectiveness of this amendment to the 2009 Plan is contingent upon stockholder approval. If our stockholders do not approve the amendment to the 2009 Plan, the existing version of the 2009 Plan will remain in effect.

Administration

The 2009 Plan is administered by our Compensation Committee. Our Compensation Committee has exclusive discretion to select the participants who will receive awards under the Plan (Participants) and to determine the type, size and terms of each award. Our Compensation Committee will also make all other determinations that it decides are necessary or desirable in the interpretation and administration of our 2009 Plan.

Shares Subject to our 2009 Plan

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Prior to adoption of the amendment, the 2009 Plan had 5,600,000 shares reserved under it for issuance. The proposed amendment will increase the number of shares that may be issued under our 2009 Plan by 2,000,000 shares, for a total of 7,600,000 shares, subject to adjustment to prevent the dilution or enlargement of rights from stock dividends, stock splits, recapitalization or similar transactions.

Awards under our 2009 Plan

Under our 2009 Plan, our Compensation Committee may grant awards in the form of ISO's, as defined in Section 422 of the Code, as well as options which are not tax qualified (Nonqualified Stock Options), stock units, stock awards, stock appreciation rights (SARs) and other stock-based awards. We refer to Incentive Stock Options and Nonqualified Stock Options in this summary as "Options."

Options. The duration of any Option is within the sole discretion of our Compensation Committee; provided, however, that any ISO granted to a 10% or less stockholder or any Nonqualified Stock Option shall, by its terms, be exercised within ten years after the date the Option is granted and any ISO granted to a greater than 10% stockholder shall, by its terms, be exercised within five years after the date the Option is granted. The price at which each share of common stock subject to an Option shall be determined by our Compensation Committee; provided, however, that the price for an Option (including ISO or Nonqualified Stock Options) will be equal to, or greater than, the fair market value of a share of common stock on the date the Option is granted, and further provided that Incentive Stock Options may not be granted to an employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of our stock or any parent or subsidiary, as defined in section 424 of the Code, unless the price per share is not less than 110% of the fair market value of the common stock on the date of grant.

Stock Units. Our Compensation Committee may grant stock units to an employee, consultant or non-employee director, upon such terms and conditions as the Compensation Committee deems appropriate under our 2009 Plan. Each stock unit shall represent the right of the Participant to receive a share of common stock or an amount based on the value of a share of common stock.

Stock Awards. Our Compensation Committee may issue shares of common stock to an employee, consultant or non-employee director under a stock award, upon such terms and conditions as the Compensation Committee deems appropriate under our 2009 Plan. Shares of common stock issued pursuant to stock awards may be issued for cash consideration or for no cash consideration, and subject to restrictions or no restrictions, as determined by our Compensation Committee. Our Compensation Committee may establish conditions under which restrictions on stock awards shall lapse over a period of time or according to such other criteria as the Compensation Committee deems appropriate, including restrictions based upon the achievement of specific performance goals.

SARs and Other Stock-Based Awards. SARs may be granted to an employee, non-employee director or consultant separately or in tandem with an Option. SARs may be granted in tandem either at the time the Option is granted or at any time thereafter while the Option remains outstanding; provided, however, that, in the case of an ISO, SARs may be granted only at the date of the grant of the ISO. In the case of tandem SARs, the number of SARs granted to a Participant that shall be exercisable during a specified period shall not exceed the number of shares of common stock that the Participant may purchase upon the exercise of the related Option during such period. Upon the exercise of an Option, the SARs relating to the common stock covered by such Option shall terminate. Upon the exercise of SARs, the related Option shall terminate to the extent of an equal number of shares of common stock. The stock appreciation for a SAR is the amount by which the fair market value of the underlying common stock on the date of exercise of the SAR exceeds the base amount of the SAR. Our Compensation Committee shall determine whether the stock appreciation for a SAR shall be paid in the form of shares of common stock, cash or a combination of the two.

Other awards may be granted that are based on or measured by common stock to employees, consultants and non-employee directors, on such terms and conditions as our Compensation Committee deems appropriate. Other stock-based awards may be granted subject to achievement of performance goals or other conditions and may be payable in common stock or cash, or in a combination of the two.

Qualified Performance-Based Compensation. Our Compensation Committee may determine that stock units, stock awards, SARs or other stock-based awards granted to an employee shall be considered "qualified performance-based compensation" under section 162(m) of the Code. Generally, the award, delivery or vesting of “qualified performance-based compensation” requires satisfaction of pre-established Performance Goals (as defined below) that may relate to one or more business units or the performance of the company as a whole, or any combination of the foregoing. The potential “Performance Goals” under

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the 2009 Plan consist of: stock price, earnings per share, price-earnings multiples, gross profit, net earnings, operating earnings, revenue, revenue growth, number of days sales outstanding in accounts receivable, number of days of cost of sales in inventory, productivity, margin, EBITDA (earnings before interest, taxes, depreciation and amortization), net capital employed, return on assets, shareholder return, return on equity, return on capital employed, growth in assets, unit volume, sales, cash flow, market share, relative performance to a comparison group designated by the Compensation Committee, debt reduction, market capitalization or strategic business criteria consisting of one or more objectives based on meeting specified R&D programs, new product releases, revenue goals, market penetration goals, customer growth, geographic business expansion goals, cost targets, quality improvements, cycle time reductions, manufacturing improvements and/or efficiencies, human resource programs, customer programs, goals relating to acquisitions or divestitures, or goals relating to FDA or other regulatory approvals. The Performance Goals may be set on a pre-tax or after-tax basis, may be defined by absolute or relative measures, and may be valued on a growth or fixed basis.

Federal Income Tax Consequences

The federal income tax discussion set forth below is intended for general information only. State and local income tax consequences are not discussed, and may vary from locality to locality. The federal income tax consequences arising with respect to awards granted under our 2009 Plan will depend on the type of the award. The following provides only a general description of the application of current federal income tax laws to certain awards under our 2009.

Incentive Stock Options. A Participant is not taxed for regular federal income tax purposes at the time an ISO is granted but on exercise, the excess of the fair market value of the shares received over the Option exercise price will be taken into account for the alternative minimum tax. The tax consequences upon exercise and later disposition depend upon whether the Participant was an employee of ours or one of our subsidiaries at all times from the date of grant until three months preceding exercise (one year in the case of death or disability) and on whether the Participant holds the shares for more than one year after exercise and two years after the date of grant of the Option. If the Participant satisfies both the employment rule and the holding period rule, for regular tax purposes the Participant will not realize income upon exercise of the Option and the Company will not be allowed an income tax deduction at any time. The difference between the Option exercise price and the amount realized upon disposition of the shares by the Participant will constitute a long-term capital gain or a long-term capital loss, as the case may be. Neither the employment rule nor the holding period rule will apply to the exercise of an Option by the estate of a Participant, provided that the Participant satisfied the employment rule as of the date of such Participant's death. If the Participant meets the employment rule but fails to observe the holding period rule (a Disqualifying Disposition), the Participant generally recognizes as ordinary income, in the year of the Disqualifying Disposition, the excess of the fair market value of the shares at the date of exercise over the Option exercise price. Any excess of the sales price over the fair market value at the date of exercise will be recognized by the Participant as capital gain (long-term or short-term depending on the length of time the stock was held after the Option was exercised). If, however, the sales price is less than the fair market value at the date of exercise, then the ordinary income recognized by the Participant is generally limited to the excess of the sales price over the Option exercise price. In the event of a Disqualifying Disposition, we will be entitled to a tax deduction in the amount of ordinary income recognized by the Participant.

Different consequences may apply for a Participant subject to the alternative minimum tax.

Nonqualified Stock Options. A Participant who is granted a Nonqualified Stock Option will not realize taxable income at the time the Option is granted. In general, a Participant will be subject to tax for the year of exercise on an amount of ordinary income equal to the excess of the fair market value of the shares on the date of exercise over the Option exercise price, and we will receive a corresponding deduction. Income tax withholding requirements apply upon exercise. The Participant's basis in the shares so acquired will be equal to the Option exercise price plus the amount of ordinary income upon which he or she is taxed. Upon subsequent disposition of the shares, the Participant will realize capital gain or loss, long-term or short-term, depending upon the length of time the shares are held after the Option is exercised.

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Stock Awards. A participant will generally not recognize federal taxable income when he or she receives a grant of stock awards, and we will not be entitled to a deduction, until the stock is transferable by the participant or is otherwise no longer subject to a substantial risk of forfeiture. When the stock is either transferable or is no longer subject to a substantial risk of forfeiture, a participant will recognize ordinary income in an amount equal to the fair market value of the shares at that time (less any amounts paid for the shares), and generally, we will be entitled to a deduction in the same amount. Any gain or loss recognized by the participant upon a later disposition of the shares will be capital gain or loss. A participant’s holding period for purposes of determining whether that capital gain or loss is long‑term or short‑term will be counted from the date the stock became transferable or ceased to be subject to a substantial risk of forfeiture.
A participant may elect to recognize ordinary income in the year when the share award is granted in an amount equal to the fair market value of the shares subject to the award (less any amounts paid for such shares) at the time of grant, determined without regard to any restrictions. This election is referred to as a Section 83(b) election. In that event, we will be entitled to a corresponding deduction in the same year. Any gain or loss recognized by the participant upon a later disposition of the shares will be capital gain or loss. A participant’s holding period for purposes of determining whether that capital gain or loss is long‑term or short‑term will be counted from the date of the original transfer to the participant. The participant may not claim a credit for any tax previously paid on stock that is later forfeited.
Stock Units. If a participant is granted a stock unit, he or she will not be required to recognize any taxable income at the time of grant. Upon distribution of shares or cash in respect of a stock unit, the fair market value of those shares or the amount of that cash will be taxable to the participant as ordinary income and we will receive a deduction equal to the income recognized by the participant. The subsequent disposition of shares acquired pursuant to a stock unit will result in capital gain or loss (based on the difference between the price received on disposition and the market value of the shares at the time of their distribution). The capital gain tax rate will depend on a number of factors, including the length of time the participant held the shares prior to selling them.
Qualified Performance-Based Compensation. Qualified Performance-Based Compensation will generally be subject to such tax consequences of the relevant type of award subject to such performance measure.

Withholding. We shall have the right to reduce the number of shares of common stock deliverable pursuant to our 2009 Plan by an amount which would have a fair market value equal to the amount of all federal, state and local taxes required to be withheld, based on the tax rates then in effect or the tax rates that we reasonably believe will be in effect for the applicable tax year, or to deduct the amount of such taxes from any cash payment to be made to a Participant, pursuant to our 2009 Plan or otherwise.

Section 162(m) of the Internal Revenue Code
Section 162(m) of the Code limits the federal income tax deductions a publicly held company can claim for compensation in excess of $1,000,000 paid to certain executive officers (generally, the officers who are “named executive officers” in the summary compensation table in the issuer’s proxy statement, excluding the issuer’s principle financial officer). “Qualified performance-based compensation” is not counted against the $1,000,000 deductibility limit. Under the 2009 Plan, options granted with an exercise price at least equal to 100% of the fair market value of the underlying shares at the date of grant may satisfy the requirements for treatment as “qualified performance-based compensation.” In addition, other types of grants under the 2009 Plan may qualify as “qualified performance-based compensation;” however, a number of other requirements must be met, however, in order for those awards to so qualify. Accordingly, there can be no assurance that awards under the 2009 Plan will be fully deductible under all circumstances.

Termination or Amendment of our 2009 Plan

Our Board of Directors may at any time terminate our 2009 Plan or make such amendments thereto as it shall deem advisable and in our best interests, without action on the part of our stockholders unless such approval is required pursuant to applicable law; provided, however, that no such termination or amendment shall, without the consent of the individual to whom any Option shall have been granted, affect or impair the rights of such individual under such Option. Pursuant to Section 422(b)(2) of the Code, no ISO may be granted pursuant to this Plan more than ten years from the date the Plan is adopted or the date the Plan is approved by our stockholders, whichever is earlier.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

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Recent Change in Independent Registered Public Accounting Firm

On September 3, 2015, our Audit Committee engaged PricewaterhouseCoopers LLP (PwC) to serve as our independent registered public accounting firm to audit our consolidated financial statements for the year ended December 31, 2015, and dismissed BDO USA, LLP (BDO) as our independent registered public accounting firm. BDO had audited our consolidated financial statements for the years ended December 31, 2014 and 2013. The reports of BDO on our consolidated financial statements for the years ended December 31, 2014 and 2013 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles other than:

•
BDO’s audit report included in our Annual Report on Form 10-K/A for the year ended December 31, 2013 (2013 Amended Form 10-K) references BDO’s adverse opinion on our internal control over financial reporting as of December 31, 2013 as further discussed below, which required us to restate our consolidated financial statements for the years ended December 31, 2013, 2012, and 2011 to correct an error in the classification of, and accounting for, warrants; and

•
BDO’s audit report included in our Annual Report on Form 10-K for the year ended December 31, 2014 (2014 Form 10-K) references BDO’s adverse opinion on our internal control over financial reporting as of December 31, 2014 as further discussed below.

During the years ended December 31, 2014 and 2013, and the subsequent period through BDO's dismissal on
September 3, 2015, there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act, except as follows:

•
As disclosed in Item 9A of our 2013 Amended Form 10-K, our management concluded that as of December 31, 2013, our internal control over financial reporting was not effective because of the existence of a material weakness related to management’s prior interpretation of ASC 815 Derivatives and Hedging and initial classification and subsequent accounting of warrants as either liabilities or equity instruments. BDO’s audit report included in our 2013 Form 10-K opined that we did not maintain effective internal control over financial reporting as of December 31, 2013 because of this material weakness. Our management believes that this material weakness was remediated in the second quarter of 2014; and

•
As disclosed in Item 9A of our 2014 Form 10-K, our management concluded that as of December 31, 2014, our internal control over financial reporting was not effective because of the existence of a material weakness related to management’s review of the assumptions used in the valuation modeling of its warrants classified as liabilities. Our management believes that this material weakness was remediated in the second quarter of 2015.

Our Audit Committee discussed the subject matter of these material weaknesses with BDO, and we have authorized BDO to respond fully to the inquiries of our successor independent registered public accounting firm, PwC, concerning these material weaknesses.

In connection with the audits of our consolidated financial statements for the years ended December 31, 2014 and 2013, and the subsequent period through BDO's dismissal on September 3, 2015, there were no disagreements between us and BDO regarding any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of BDO, would have caused BDO to make reference thereto in its reports on our consolidated financial statements for such years. BDO has not advised us of any information that, if further investigated, may materially impact the fairness or reliability of a previously issued audit report by BDO or our previously filed financial statements, nor have we been advised of any concerns regarding the ability of BDO to rely on our management’s representations in connection with BDO's audit engagement, except as it relates to the restatement of our consolidated financial statements for the years ended December 31, 2013, 2012, and 2011 in our 2013 Amended Form 10-K.

Effective September 3, 2015, our Audit Committee engaged PwC to serve as our independent registered public accounting firm at the direction of our Audit Committee. During the two most recent fiscal years, and in the subsequent interim periods through BDO's dismissal on September 3, 2015, we have not consulted with PwC regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us nor oral advice was provided that PwC concluded was an

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important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement,” as that term is defined in Item 304(a)(1) (iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a “reportable event,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

Fees Paid to Independent Registered Public Accounting Firm

The following table sets forth all fees paid or accrued by us for professional services rendered by PwC and BDO during the years ended December 31, 2015 and 2014:

	2015			2014
	PwC	BDO	Total	BDO
Audit Fees (1)	$397,339	$143,750	$541,089	$452,620	(5)
Audit Related Fees (2)	—	38,900	38,900	—
Tax Fees (3)	—	—	—	—
All Other Fees (4)	—	—	—	—
TOTAL	$397,339	$182,650	$579,989	$452,620
_______________

(1)
Audit Fees represent the aggregate fees billed for professional services rendered by our independent registered public accounting firm for the audit of our annual financial statements and internal controls over financial reporting, review of financial statements included in our quarterly reports or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years.

(2)
Audit-Related Fees represent the aggregate fees billed for assurance and related professional services rendered by our independent registered public accounting firm that are reasonably related to the performance of the audit or review of our financial statements and are not reported under Audit Fees including, but not limited to, the issuance of consents in connection with registration statement filings with the SEC and comfort letters in connection with securities offerings.

(3)	Tax Fees represent the aggregate fees billed for professional services rendered by our independent registered public accounting firm for tax compliance, tax advice and tax planning services.

(4)
All Other Fees represent the aggregate fees billed for all other products and services rendered by our independent registered public accounting firm other than the services reported in the other categories.

(5)
During 2014, we restated our consolidated financial statements for the years ended December 31, 2013, 2012 and 2011, condensed financial information for the quarterly periods in 2013 and 2012 and our condensed financial information for the quarterly period ended September 30, 2011 in our 2013 Amended Form 10-K. $133,900 of the audit fees noted above for 2014 related to this restatement. There were no such restatement fees during 2015.

Pre-Approval Policies and Procedures

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Our Audit Committee has established a policy that requires it, or the Chair of our Audit Committee pursuant to delegated authority, to pre-approve all services provided by our independent registered public accounting firm and the fees for such services. Our Audit Committee considers, among other things, the possible effect of the performance of such services on the firm's independence. The prior approval of our Audit Committee, or the Chair of our Audit Committee pursuant to delegated authority, was obtained for all services provided by PwC and BDO in 2015 and 2014 and the fees for such services.

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Delivery of Documents to Stockholders Sharing an Address

We have adopted a procedure, approved by the SEC, called “householding.” Under this procedure, stockholders of record who have the same address and last name and did not receive a Notice of Internet Availability or otherwise receive their proxy materials electronically will receive only one copy of this Proxy Statement and our 2015 Annual Report, unless we are notified that one or more of these stockholders wishes to continue receiving individual copies. This procedure will reduce our printing costs and postage fees.

If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of this Proxy Statement and our 2015 Annual Report, or if you hold our stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact our Corporate Secretary by mail, c/o Fibrocell Science, Inc., 405 Eagleview Blvd., Exton, Pennsylvania 19341 or by phone at (484) 713-6000. If you participate in householding and wish to receive a separate copy of this Proxy Statement and our 2015 Annual Report, or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact our Corporate Secretary as indicated above.

If your shares are held in street name through a broker, bank or other intermediary, please contact your broker, bank or intermediary directly if you have questions, require additional copies of this Proxy Statement or our 2015 Annual Report or wish to receive a single copy of such materials in the future for all beneficial owners of shares of our common stock sharing an address.

Availability of Annual Report on Form 10-K

A copy of our 2015 Annual Report, consisting of our Annual Report on Form 10-K for the year ended December 31, 2015, has been made available or mailed concurrently with this Proxy Statement, without charge, to stockholders entitled to notice of and to vote at the Annual Meeting, provided that we have not included the exhibits to the Form 10-K. We will provide copies of the exhibits to the Form 10-K upon request by eligible stockholders, provided that we may impose a reasonable fee for providing such exhibits, which is limited to our reasonable expenses. Requests for copies of such exhibits should be mailed to Fibrocell Science, Inc., 405 Eagleview Blvd., Exton, Pennsylvania 19341, Attention: Corporate Secretary.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

If you wish to submit a proposal to be considered for inclusion in next year's proxy materials or nominate a director, your proposal must be in proper form according to SEC Regulation 14A, Rule 14a-8 and received by our Corporate Secretary no later than December 30, 2016. Proposals received after that date will not be included in the proxy materials we send out in connection with our 2017 Annual Meeting of Stockholders. If a proposal is received before that date, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. To be timely, stockholder notice of any such proposal must be received by us not later than December 30, 2016; provided, however, that in the event that the date of the 2017 Annual Meeting of Stockholders is held by more than thirty (30) days from the anniversary date of the 2016 Annual Meeting of Stockholders, notice by the stockholder to be timely must be delivered not earlier than the close of business on the thirtieth day prior to the 2017 Annual Meeting of Stockholders; provided, that in the event that less than 40 days’ notice of the date of the meeting is given to stockholders, to be timely, a stockholders’ notice of business to be brought before the meeting shall be so received no later than the close of business of the tenth day following the day on which such notice of the date of the 2017 Annual Meeting of Stockholders was mailed. All stockholder proposals should be sent to the attention of our Corporate Secretary, c/o Fibrocell Science, Inc., 405 Eagleview Blvd., Exton, Pennsylvania 19341. The notice of the proposal also must comply with the content requirements for such notices set forth in our Fourth Amended and Restated Bylaws.

*            *        *

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Whether or not you expect to be present at the Annual Meeting, please sign and return the enclosed proxy promptly. Your vote is important. If you are a stockholder of record and attend the Annual Meeting and wish to vote in person, you may withdraw your proxy at any time prior to the vote.

By Order of the Board of Directors of FIBROCELL SCIENCE, INC.

David Pernock
Chairman of the Board and Chief Executive Officer
April 29, 2016
Exton, Pennsylvania

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ANNEX A

AMENDMENT TO FIBROCELL SCIENCE, INC. 2009 EQUITY INCENTIVE PLAN
AND
FIBRCELL SCIENCE, INC. 2009 EQUITY INCENTIVE PLAN

AMENDMENT TO THE
FIBROCELL SCIENCE, INC.
 2009 EQUITY INCENTIVE PLAN

WHEREAS, Fibrocell Science, Inc. (the “Company”), maintains the Fibrocell Science, Inc. 2009 Equity Incentive Plan, as amended (the “Plan”);
WHEREAS, pursuant to Section 17(a) of the Plan, the Board of Directors of the Company (the “Board”) is authorized to amend the Plan from time to time, provided that such amendment shall be contingent on the approval of the Company’s shareholders (“Shareholder Approval”) when such approval is required pursuant to the Internal Revenue Code of 1986, as amended and/or stock exchange requirements; and
WHEREAS, the Board desires to increase the number of shares of common stock of the Company reserved for issuance under the Plan (the “Share Increase”) and to include an annual limit on the number of shares underlying awards made to any one participant under the Plan in any calendar year (the “Annual Limit”); and
WHEREAS, pursuant to Section 17(a) of the Plan, in order to effect each of these desired changes, Shareholder Approval must be obtained; and
WHEREAS, the Board desires to amend the Plan to provide for the Share Increase and the Annual Limit as set forth in this Amendment to the Plan (the “Amendment”), subject to timely Shareholder Approval.
NOW, THEREFORE, the Board hereby amends the Plan, subject to timely Shareholder Approval, as follows:
1.Section 5(a) of the Plan, subject to timely Shareholder Approval, is hereby amended to read in its entirety as follows:

“Shares Authorized.  The aggregate number of shares of Company Stock that may be issued under the Plan is 7,600,000 shares, subject to adjustment as described in subsection (d) below.”

2.A new Section 5(e) is, subject to timely Shareholder Approval, hereby added to the Plan to read in its entirety as follows:

“Limitations. In accordance with the requirements under Section 162(m) of the Code, subject to adjustment as described in subsection (d) above, the maximum number of shares of Company Stock underlying Grants that may be granted during a calendar year to any individual Participant shall be 1,500,000 shares of Company Stock.”

3.Except as specifically provided in and modified by this Amendment, the Plan is in all other respects hereby ratified and confirmed and references to the Plan shall be deemed to refer to the Plan as modified by this Amendment, contingent upon obtaining timely Shareholder Approval.

*        *        *

FIBROCELL SCIENCE, INC.
2009 EQUITY INCENTIVE PLAN
(as amended June 20, 2014)

FIBROCELL SCIENCE, INC.

2009 EQUITY INCENTIVE PLAN

1.             Purpose and Objectives

The Fibrocell Science, Inc. 2009 Equity Incentive Plan (the “Plan”) is designed to align the interests of (i) designated employees of Fibrocell Science, Inc. (the “Company”) and its subsidiaries, (ii) non-employee members of the board of directors of the Company, and (iii) consultants and key advisors of the Company and its subsidiaries with the interests of the Company’s stockholders and to provide incentives for such persons to exert maximum efforts for the success of the Company. By extending the opportunity to receive grants of stock options, stock units, stock awards, stock appreciation rights and other stock-based awards, the Company believes that the Plan will encourage the participants to contribute materially to the growth of the Company, thereby benefiting the Company’s shareholders, and will align the economic interests of the participants with those of the shareholders. The Plan may furthermore be expected to benefit the Company and its stockholders by making it possible for the Company to attract and retain the best available talent. The Plan shall be effective as of September 3, 2009.

2.             Definitions

Whenever used in this Plan, the following terms will have the respective meanings set forth below:

(a)           “Board” means the Company’s Board of Directors.

(b)           “Cause” means, except to the extent otherwise specified by the Committee, a finding by the Committee of a Participant’s incompetence in the performance of duties, disloyalty, dishonesty, theft, embezzlement, or unauthorized disclosure of customer lists, product lines, processes or trade secrets of the Employer, individually or as an employee, partner, associate, officer or director of any organization.

(c)           “Change of Control” shall be deemed to have occurred if:

(i)            Any “person” (as such term is used in sections 13(d) and 14(d) of the Exchange Act) becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the voting power of the then outstanding securities of the Company; provided that a Change of Control shall not be deemed to occur as a result of a transaction in which the Company becomes a subsidiary of another corporation and in which the shareholders of the Company, immediately prior to the transaction, will beneficially own, immediately after the transaction, shares entitling such shareholders to more than 50% of all votes to which all shareholders of the parent corporation would be entitled in the election of directors;

(ii)           The consummation of (i) a merger or consolidation of the Company with another corporation where the shareholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such shareholders to more than 50% of all votes to which all shareholders of the surviving corporation would be entitled in the election of directors, (ii) a sale or other disposition of all or substantially all of the assets of the Company, or (iii) a liquidation or dissolution of the Company; or

(d)           “Code” means the Internal Revenue Code of 1986, as amended.

(e)           “Committee” means the Compensation Committee of the Board or another committee appointed by the Board to administer the Plan, or in the absence of such committee, the entire Board. Grants that are intended to be “qualified performance-based compensation” under section 162(m) of the Code shall be made by a committee that consists of two or more persons appointed by the Board, all of whom shall be “outside directors” as defined under section 162(m) of the Code and related Treasury regulations.

(f)            “Company” means Fibrocell Science, Inc. and any successor corporation.

(g)           “Company Stock” means the common stock of the Company.

(h)           “Consultant” means a consultant or advisor who performs services for the Employer and who renders bona fide services to the Employer, if the services are not in connection with the offer and sale of securities in a capital-raising transaction and the Consultant does not directly or indirectly promote or maintain a market for the Employer’s securities.

(i)            “Disability” means a Participant’s becoming disabled within the meaning of section 22(e)(3) of the Code, within the meaning of the Employer’s long-term disability plan applicable to the Participant, or as otherwise determined by the Committee.

(j)            “Effective Date” of the Plan means September 3, 2009.

(k)           “Employee” means an employee of the Employer (including an officer or director who is also an employee).

(l)            “Employer” means the Company and its subsidiaries.

(m)          “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(n)           “Exercise Price” means the per share price at which shares of Company Stock may be purchased under an Option, as designated by the Committee.

(o)           “Fair Market Value” of Company Stock means, unless the Committee determines otherwise with respect to a particular Grant, (i) if the principal trading market for the Company Stock is the NYSE Amex, the NASDAQ Global Market, the NASDAQ Capital Market or another national securities exchange, the “closing transaction” price at which shares of Company Stock are traded on such securities exchange on the relevant date or (if there were no trades on that date) the latest preceding date upon which a sale was reported, (ii) if the Company Stock is not principally traded on a national securities exchange, but is quoted on the NASD OTC Bulletin Board (“OTCBB”) or the Pink Sheets, the last reported “closing transaction” price of Company Stock on the relevant date, as reported by the OTCBB or Pink Sheets, or, if not so reported, as reported in a customary financial reporting service, as the Committee determines, or (iii) if the Company Stock is not publicly traded or, if publicly traded, is not subject to reported closing transaction prices as set forth above, the Fair Market Value per share shall be as determined by the Committee. Notwithstanding the foregoing, for federal, state and local income tax purposes, the Fair Market Value may be determined by the Committee in accordance with uniform and non-discriminatory standards adopted by it from time to time.

(p)           “Grant” means an Option, Stock Unit, Stock Award, SAR or Other Stock-Based Award granted under the Plan.

(q)           “Grant Agreement” means the written instrument that sets forth the terms and conditions of a Grant, including all amendments thereto.

(r)            “Incentive Stock Option” means an Option that is intended to meet the requirements of an incentive stock option under section 422 of the Code.

(s)            “Non-Employee Director” means a member of the Board who is not an employee of the Employer.

(t)            “Nonqualified Stock Option” means an Option that is not intended to be taxed as an incentive stock option under section 422 of the Code.

(u)           “Option” means an option to purchase shares of Company Stock, as described in Section 7.

(v)           “Other Stock-Based Award” means any Grant based on, measured by or payable in Company Stock (other than a Grant described in Sections 7, 8 or 9 of the Plan), as described in Section 10.

(w)          “Participant” means an Employee, Consultant or Non-Employee Director designated by the Committee to participate in the Plan.

(x)           “Plan” means this Fibrocell Science, Inc. 2009 Equity Incentive Plan, as in effect from time to time.

(y)           “SAR” means a stock appreciation right as described in Section 10.

(z)           “Stock Award” means an award of Company Stock as described in Section 9.

(aa)         “Stock Unit” means an award of a phantom unit representing a share of Company Stock, as described in Section 8.

3.             Administration

(a)           Committee.  The Plan shall be administered and interpreted by the Committee. Ministerial functions may be performed by an administrative committee comprised of Company employees appointed by the Committee.

(b)           Committee Authority.  The Committee shall have the sole authority to (i) determine the Participants to whom Grants shall be made under the Plan, (ii) determine the type, size and terms and conditions of the Grants to be made to each such Participant, (iii) determine the time when the grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability, (iv) amend the terms and conditions of any previously issued Grant, subject to the provisions of Section 17 below, and (v) deal with any other matters arising under the Plan.

(c)           Committee Determinations.  The Committee shall have full power and express discretionary authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. The Committee’s interpretations of the Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in the Plan or in any awards granted hereunder. All powers of the Committee shall be executed in its sole discretion, in the best interest of the Company, not as a fiduciary, and in keeping with the objectives of the Plan and need not be uniform as to similarly situated Participants.

4.             Grants

(a)           Grants under the Plan may consist of Options as described in Section 7, Stock Units as described in Section 8, Stock Awards as described in Section 9, and SARs or Other Stock-Based Awards as described in Section 10. All Grants shall be subject to such terms and conditions as the Committee deems appropriate and as are specified in writing by the Committee to the Participant in the Grant Agreement.

(b)           All Grants shall be made conditional upon the Participant’s acknowledgement, in writing or by acceptance of the Grant, that all decisions and determinations of the Committee shall be final and binding on the Participant, his or her beneficiaries and any other person having or claiming an interest under such Grant. Grants under a particular Section of the Plan need not be uniform as among the Participants.

5.             Shares Subject to the Plan

(a)           Shares Authorized.  The aggregate number of shares of Company Stock that may be issued under the Plan is 5,600,000 shares, subject to adjustment as described in subsection (d) below.

(b)           Source of Shares; Share Counting.  Shares issued under the Plan may be authorized but unissued shares of Company Stock or reacquired shares of Company Stock, including shares purchased by the Company on the open market for purposes of the Plan. If and to the extent Options and SARs granted under the Plan terminate, expire, or are canceled, forfeited, exchanged or surrendered without having been exercised, and if and to the extent that any Stock Awards, Stock Units or Other Stock-Based Awards are forfeited or terminated, or otherwise are not paid in full, the shares reserved for such Grants shall again be available for purposes of the Plan.

(c)           Grants.  All Grants under the Plan shall be expressed in shares of Company Stock. All cash payments shall equal the Fair Market Value of the shares of Company Stock to which the cash payments relate.

(d)           Adjustments.  If there is any change in the number or kind of shares of Company Stock outstanding (i) by reason of a stock dividend, spinoff, recapitalization, stock split, or combination or exchange of shares, (ii) by reason of a merger, reorganization or consolidation, (iii) by reason of a reclassification or change in par value, or (iv) by reason of any other extraordinary or unusual event affecting the outstanding Company Stock as a class without the Company’s receipt of consideration, or if the value of outstanding shares of Company Stock is substantially reduced as a result of a spinoff or the Company’s payment of an extraordinary dividend or distribution, the maximum number of shares of Company Stock available for issuance under the Plan, the maximum number of shares of Company Stock for which any individual may receive Grants in any year, the number of shares covered by outstanding Grants, the kind of shares issued and to be issued under the Plan, and the price per share or the applicable market value of such Grants may be appropriately adjusted by the Committee to reflect any increase or decrease in the number of, or change in the kind or value of, issued shares of Company Stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under such Grants; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. Any adjustments determined by the Committee shall be final, binding and conclusive.  To the extent that any Grant is subject to section 409A of the Code, or becomes subject to section 409A of the Code as a result of any adjustment made hereunder, such adjustment shall be made in compliance with section 409A of the Code.

6.             Eligibility for Participation

(a)           Eligible Persons.  All Employees, Consultants and Non-Employee Directors shall be eligible to participate in the Plan.

(b)           Selection of Participants.  The Committee shall select the Employees, Consultants and Non-Employee Directors to receive Grants and shall determine the number of shares of Company Stock subject to each Grant.

7.             Options

(a)           General Requirements.  The Committee may grant Options to an Employee, Consultant or Non-Employee Director upon such terms and conditions as the Committee deems appropriate under this Section 7. The Committee shall determine the number of shares of Company Stock that will be subject to each Grant of Options to Employees, Consultants and Non-Employee Directors.

(b)           Type of Option, Price and Term

(i)            The Committee may grant Incentive Stock Options or Nonqualified Stock Options or any combination of the two, all in accordance with the terms and conditions set forth herein. Incentive Stock Options may be granted only to Employees of the Company or its parents or subsidiaries, as defined in section 424 of the Code. Nonqualified Stock Options may be granted to Employees, Consultants or Non-Employee Directors.

(ii)           The Exercise Price of Company Stock subject to an Option shall be determined by the Committee; provided, however, that the Exercise Price for an Option (including Incentive Stock Options or Nonqualified Stock Options) will be equal to, or greater than, the Fair Market Value of a share of Company Stock on the date the Option is granted and further provided that an Incentive Stock Option may not be granted to an Employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary, as defined in section 424 of the Code, unless the Exercise Price per share is not less than 110% of the Fair Market Value of the Company Stock on the date of grant

(iii)          The Committee shall determine the term of each Option, which shall not exceed ten years from the date of grant. However, an Incentive Stock Option that is granted to an Employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary, as defined in section 424 of the Code, may not have a term that exceeds five years from the date of grant.

(iv)          To the extent the Company is unable to obtain shareholder approval of the Plan within one year of the Effective Date, any Incentive Stock Options issued pursuant to the Plan shall automatically be considered Nonqualified Stock Options, and to the extent a holder of an Incentive Stock Option exercises his or her Incentive Stock Option prior to such shareholder approval date, such exercised Option shall automatically be considered to have been a Nonqualified Stock Option.

(c)           Exercisability of Options.

(i)            Options shall become exercisable in accordance with such terms and conditions as may be determined by the Committee and specified in the Grant Agreement. The Committee may accelerate the exercisability of any or all outstanding Options at any time for any reason.

(ii)           The Committee may provide in a Grant Agreement that the Participant may elect to exercise part or all of an Option before it otherwise has become exercisable. Any shares so purchased shall be restricted shares and shall be subject to a repurchase right in favor of the Company during a specified restriction period, with the repurchase price equal to the lesser of (A) the Exercise Price or (B) the Fair Market Value of such shares at the time of repurchase, or such other restrictions as the Committee deems appropriate.  Notwithstanding the foregoing, to the extent that an Option would otherwise be exempt from section 409A of the Code, the Committee may only include such a provision in a Grant Agreement for such an Option if the inclusion of such a provision will not cause that Option to become subject to section 409A of the Code.

(iii)          Options granted to persons who are non-exempt employees under the Fair Labor Standards Act of 1938, as amended, may not be exercisable for at least six months after the date of grant (except that such Options may become exercisable, as determined by the Committee, upon the Participant’s death, Disability or retirement, or upon a Change of Control or other circumstances permitted by applicable regulations).

(d)           Termination of Employment or Service.  Upon termination of employment or the services of a Participant, an Option may only be exercised as follows:

(i)            In the event that a Participant ceases to be employed by, or provide service to, the Employer for any reason other than Disability, death, or termination for Cause, any Option which is otherwise exercisable by the Participant shall terminate unless exercised within three months after the date on which the Participant ceases to be employed by, or provide service to, the Employer (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Except as otherwise provided by the Committee, any of the Participant’s Options that are not otherwise exercisable as of the date on which the Participant ceases to be employed by, or provide service to, the Employer shall terminate as of such date.

(ii)           In the event the Participant ceases to be employed by, or provide service to, the Employer on account of a termination for Cause by the Employer, any Option held by the Participant shall terminate as of the date the Participant ceases to be employed by, or provide service to, the Employer. In addition, notwithstanding any other provisions of this Section 7, if the Committee determines that the Participant has engaged in conduct that constitutes Cause at any time while the Participant is employed by, or providing service to, the Employer or after the Participant’s termination of employment or service, any Option held by the Participant shall immediately terminate and the Participant shall automatically forfeit all shares underlying any exercised portion of an Option for which the Company has not yet delivered the share certificates, upon refund by the Company of the Exercise Price paid by the Participant for such shares. Upon any exercise of an Option, the Company may withhold delivery of share certificates pending resolution of an inquiry that could lead to a finding resulting in a forfeiture.

(iii)          In the event the Participant ceases to be employed by, or provide service to, the Employer on account of the Participant’s Disability, any Option which is otherwise exercisable by the Participant shall terminate unless exercised within one year after the date on which the Participant ceases to be employed by, or provide service to, the Employer (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Except as otherwise provided by the Committee, any of the Participant’s Options which are not otherwise exercisable as of the date on which the Participant ceases to be employed by, or provide service to, the Employer shall terminate as of such date.

(iv)          If the Participant dies while employed by, or providing service to, the Employer or while an Option remains outstanding under Section 7(d)(i) or 7(d)(iii) above (or within such other period of time as may be specified by the Committee), any Option that is otherwise exercisable by the Participant shall terminate unless exercised within one year after the date on which the Participant ceases to be employed by, or provide service to, the Employer (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Except as otherwise provided by the Committee, any of the Participant’s Options that are not otherwise exercisable as of the date on which the Participant ceases to be employed by, or provide service to, the Employer shall terminate as of such date.

(e)           Exercise of Options.  A Participant may exercise an Option that has become exercisable, in whole or in part, by delivering a notice of exercise to the Company. The Participant shall pay the Exercise Price for the Option (i) in cash, (ii) if permitted by the Committee, by delivering shares of Company Stock owned by the Participant and having a Fair Market Value on the date of exercise equal to the Exercise Price or by attestation to ownership of shares of Company Stock having an aggregate Fair Market Value on the date of exercise equal to the Exercise Price, (iii) by payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board, or (iv) by such other method as the Committee may approve. Shares of Company Stock used to exercise an Option shall have been held by the Participant for the requisite period of time to avoid adverse accounting consequences to the Company with respect to the Option. Payment for the shares pursuant to the Option, and any required withholding taxes, must be received by the time specified by the Committee depending on the type of payment being made, but in all cases prior to the issuance of the Company Stock.

(f)            Limits on Incentive Stock Options.  Each Incentive Stock Option shall provide that, if the aggregate Fair Market Value of the stock on the date of the grant with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year, under the Plan or any other stock option plan of the Company or a parent or subsidiary, as defined in section 424 of the Code, exceeds $100,000, then the Option, as to the excess, shall be treated as a Nonqualified Stock Option. An Incentive Stock Option shall not be granted to any person who is not an Employee of the Company or a parent or subsidiary, as defined in section 424 of the Code.

8.             Stock Units

(a)            General Requirements.  The Committee may grant Stock Units to an Employee, Consultant or Non-Employee Director, upon such terms and conditions as the Committee deems appropriate under this Section 8. Each Stock Unit shall represent the right of the Participant to receive a share of Company Stock or an amount based on the value of a share of Company Stock. All Stock Units shall be credited to bookkeeping accounts on the Company’s records for purposes of the Plan.

(b)           Terms of Stock Units.  The Committee may grant Stock Units that are payable on terms and conditions determined by the Committee, which may include payment based on achievement of performance goals. Stock Units may be paid at the end of a specified vesting or performance period, or payment may be deferred to a date authorized by the Committee. The Committee shall determine the number of Stock Units to be granted and the requirements applicable to such Stock Units.

(c)           Payment With Respect to Stock Units.  Payment with respect to Stock Units shall be made in cash, in Company Stock, or in a combination of the two, as determined by the Committee. The Grant Agreement shall specify the maximum number of shares that can be issued under the Stock Units.

(d)           Requirement of Employment or Service.  The Committee shall determine in the Grant Agreement under what circumstances a Participant may retain Stock Units after termination of the Participant’s employment or service, and the circumstances under which Stock Units may be forfeited.

9.             Stock Awards

(a)           General Requirements.  The Committee may issue shares of Company Stock to an Employee, Consultant or Non-Employee Director under a Stock Award, upon such terms and conditions as the Committee deems appropriate under this Section 9. Shares of Company Stock issued pursuant to Stock Awards may be issued for cash consideration or for no cash consideration, and subject to restrictions or no restrictions, as determined by the Committee. The Committee may establish conditions under which restrictions on Stock Awards shall lapse over a period of time or according to such other criteria as the Committee deems appropriate, including restrictions based upon the achievement of specific performance goals. The Committee shall determine the number of shares of Company Stock to be issued pursuant to a Stock Award.

(b)           Requirement of Employment or Service.  The Committee shall determine in the Grant Agreement under what circumstances a Participant may retain Stock Awards after termination of the Participant’s employment or service, and the circumstances under which Stock Awards may be forfeited.

(c)           Restrictions on Transfer.  While Stock Awards are subject to restrictions, a Participant may not sell, assign, transfer, pledge or otherwise dispose of the shares of a Stock Award except upon death as described in Section 14(a). Each certificate for a share of a Stock Award shall contain a legend giving appropriate notice of the restrictions in the Grant. The Participant shall be entitled to have the legend removed when all restrictions on such shares have lapsed. The Company may retain possession of any certificates for Stock Awards until all restrictions on such shares have lapsed.

(d)           Right to Vote and to Receive Dividends.  The Committee shall determine to what extent, and under what conditions, the Participant shall have the right to vote shares of Stock Awards and to receive any dividends or other distributions paid on such shares during the restriction period.

10.          Stock Appreciation Rights and Other Stock-Based Awards

(a)           The Committee may grant SARs to an Employee, Non-Employee Director or Consultant separately or in tandem with an Option. The following provisions are applicable to SARs:

(i)            Base Amount. The Committee shall establish the base amount of the SAR at the time the SAR is granted. The base amount of each SAR shall be equal to the per share Exercise Price of the related Option or, if there is no related Option, an amount that is at least equal to the Fair Market Value of a share of Company Stock as of the date of Grant of the SAR.

(ii)           Tandem SARs. The Committee may grant tandem SARs either at the time the Option is granted or at any time thereafter while the Option remains outstanding; provided, however, that, in the case of an Incentive Stock Option, SARs may be granted only at the date of the grant of the Incentive Stock Option. In the case of tandem SARs, the number of SARs granted to a Participant that shall be exercisable during a specified period shall not exceed the number of shares of Company Stock that the Participant may purchase upon the exercise of the related Option during such period. Upon the exercise of an Option, the

SARs relating to the Company Stock covered by such Option shall terminate. Upon the exercise of SARs, the related Option shall terminate to the extent of an equal number of shares of Company Stock.

(iii)          Exercisability. An SAR shall be exercisable during the period specified by the Committee in the Grant Agreement and shall be subject to such vesting and other restrictions as may be specified in the Grant Agreement. The Committee may grant SARs that are subject to achievement of performance goals or other conditions. The Committee may accelerate the exercisability of any or all outstanding SARs at any time for any reason. SARs may only be exercised while the Participant is employed by, or providing service to, the Employer or during the applicable period after termination of employment or service as described in Section 7(d). A tandem SAR shall be exercisable only during the period when the Option to which it is related is also exercisable.

(iv)          Grants to Non-Exempt Employees. SARs granted to persons who are non-exempt employees under the Fair Labor Standards Act of 1938, as amended, may not be exercisable for at least six months after the date of grant (except that such SARs may become exercisable, as determined by the Committee, upon the Participant’s death, Disability or retirement, or upon a Change of Control or other circumstances permitted by applicable regulations).

(v)           Value of SARs. When a Participant exercises SARs, the Participant shall receive in settlement of such SARs an amount equal to the value of the stock appreciation for the number of SARs exercised. The stock appreciation for an SAR is the amount by which the Fair Market Value of the underlying Company Stock on the date of exercise of the SAR exceeds the base amount of the SAR as described in subsection (i).

(vi)          Form of Payment. The Committee shall determine whether the stock appreciation for an SAR shall be paid in the form of shares of Company Stock, cash or a combination of the two. For purposes of calculating the number of shares of Company Stock to be received, shares of Company Stock shall be valued at their Fair Market Value on the date of exercise of the SAR. If shares of Company Stock are to be received upon exercise of an SAR, cash shall be delivered in lieu of any fractional share.

(b)           Other Stock-Based Awards.  The Committee may grant other awards not specified in Sections 7, 8 or 9 above that are based on or measured by Company Stock to Employees, Consultants and Non-Employee Directors, on such terms and conditions as the Committee deems appropriate. Other Stock-Based Awards may be granted subject to achievement of performance goals or other conditions and may be payable in Company Stock or cash, or in a combination of the two, as determined by the Committee in the Grant Agreement.

11.          Qualified Performance-Based Compensation

(a)           Designation as Qualified Performance-Based Compensation.  The Committee may determine that Stock Units, Stock Awards, SARs or Other Stock-Based Awards granted to an Employee shall be considered “qualified performance-based compensation” under section 162(m) of the Code, in which case the provisions of this Section 11 shall apply to such Grants. The Committee may also grant Options under which the exercisability of the Options is subject to achievement of performance goals as described in this Section 11 or otherwise.

(b)           Performance Goals.  When Grants are made under this Section 11, the Committee shall establish in writing (i) the objective performance goals that must be met, (ii) the period during which performance will be measured, (iii) the maximum amounts that may be paid if the performance goals are met, and (iv) any other conditions that the Committee deems appropriate and consistent with the requirements of section 162(m) of the Code for “qualified performance-based compensation.” The performance goals shall satisfy the requirements for “qualified performance-based compensation,” including the requirement that the achievement of the goals be substantially uncertain at the time they are established and that the performance goals be established in such a way that a third party with knowledge of the relevant facts could determine whether and to what extent the performance goals have been met. The Committee shall not have discretion to increase the amount of compensation that is payable, but may reduce the amount of compensation that is payable, pursuant to Grants identified by the Committee as “qualified performance-based compensation.”

(c)           Criteria Used for Objective Performance Goals.  The Committee shall use objectively determinable performance goals based on one or more of the following criteria: stock price, earnings per share, price-earnings multiples, gross profit, net earnings, operating earnings, revenue, revenue growth, number of days sales outstanding in accounts receivable, number of days of cost of sales in inventory, productivity, margin, EBITDA (earnings before interest, taxes, depreciation and amortization), net capital employed, return on assets, shareholder return, return on equity, return on capital employed, growth in assets, unit volume, sales, cash flow, market share, relative performance to a comparison group designated by the Committee, debt reduction, market capitalization or strategic business criteria consisting of one or more objectives based on meeting specified R&D programs, new product releases, revenue goals, market penetration goals, customer growth, geographic business expansion goals, cost targets, quality improvements, cycle time reductions, manufacturing improvements and/or efficiencies, human resource programs, customer programs, goals relating to acquisitions or divestitures or goals relating to FDA or other regulatory approvals. The performance goals may relate to one or more business units or the performance of the Company as a whole, or any combination of the foregoing. Performance goals need not be uniform as among Participants. Performance goals may be set on a pre tax or after tax basis, may be defined by absolute or relative measures, and may be valued on a growth or fixed basis.

(d)           Timing of Establishment of Goals.  The Committee shall establish the performance goals in writing either before the beginning of the performance period or during a period ending no later than the earlier of (i) 90 days after the beginning of the performance period or (ii) the date on which 25% of the performance period has been completed, or such other date as may be required or permitted under applicable regulations under section 162(m) of the Code.

(e)           Certification of Results.  The Committee shall certify the performance results for the performance period specified in the Grant Agreement after the performance period ends. The Committee shall determine the amount, if any, to be paid pursuant to each Grant based on the achievement of the performance goals and the satisfaction of all other terms of the Grant Agreement.

(f)            Death, Disability or Other Circumstances.  The Committee may provide in the Grant Agreement that Grants under this Section 11 shall be payable, in whole or in part, in the event of the Participant’s death or Disability, a Change of Control or under other circumstances consistent with the Treasury regulations and rulings under section 162(m) of the Code.

12.          Deferrals

The Committee may permit or require a Participant to defer receipt of the payment of cash or the delivery of shares that would otherwise be due to the Participant in connection with any Grant. The Committee shall establish rules and procedures for any such deferrals, consistent with applicable requirements of section 409A of the Code.

13.          Withholding of Taxes

(a)           Required Withholding.  All Grants under the Plan shall be subject to applicable federal (including FICA), state and local tax withholding requirements. The Company may require that the Participant or other person receiving or exercising Grants pay to the Company the amount of any federal, state or local taxes that the Company is required to withhold with respect to such Grants, or the Company may deduct from other wages paid by the Company the amount of any withholding taxes due with respect to such Grants.

(b)           Election to Withhold Shares.  If the Committee so permits, a Participant may elect to satisfy the Company’s tax withholding obligation with respect to Grants paid in Company Stock by having shares withheld, at the time such Grants become taxable, up to an amount that does not exceed the minimum applicable withholding tax rate for federal (including FICA), state and local tax liabilities. The election must be in a form and manner prescribed by the Committee.

14.          Transferability of Grants

(a)           Restrictions on Transfer.  Except as described in subsection (b) below, only the Participant may exercise rights under a Grant during the Participant’s lifetime, and a Participant may not transfer those rights except by will or by the laws of descent and distribution. When a Participant dies, the personal representative or other person entitled to succeed to the rights of the Participant may exercise such rights. Any such successor must furnish proof satisfactory to the Company of his or her right to receive the Grant under the Participant’s will or under the applicable laws of descent and distribution.

(b)           Transfer of Nonqualified Stock Options to or for Family Members.  Notwithstanding the foregoing, the Committee may provide, in a Grant Agreement, that a Participant may transfer Nonqualified Stock Options to family members, or one or more trusts or other entities for the benefit of or owned by family members, consistent with the applicable securities laws, according to such terms as the Committee may determine; provided that the Participant receives no consideration for the transfer of an Option and the transferred Option shall continue to be subject to the same terms and conditions as were applicable to the Option immediately before the transfer.

15.          Consequences of a Change of Control

In the event of a Change of Control, the Committee may take any one or more of the following actions with respect to any or all outstanding Grants, without the consent of any Participant: (i) the Committee may determine that outstanding Options and SARs shall be fully exercisable, and restrictions on outstanding Stock Awards and Stock Units shall lapse, as of the date of the Change of Control or at such other time or subject to specific conditions as the Committee determines, (ii) the Committee may require that Participants surrender their outstanding Options and SARs in exchange for one or more payments by the Company, in cash or Company Stock as determined by the Committee, in an amount equal to the amount by which the then Fair Market Value of the shares of Company Stock subject to the Participant’s unexercised Options and SARs exceeds the Exercise Price, if any, and on such terms as the Committee determines, (iii) after giving Participants an opportunity to exercise their outstanding Options and SARs, the Committee may terminate any or all unexercised Options and SARs at such time as the Committee deems appropriate, (iv) with respect to Participants holding Stock Units or Other Stock-Based Awards, the Committee may determine that such Participants shall receive one or more payments in settlement of such Stock Units or Other Stock-Based Awards, in such amount and form and on such terms as may be determined by the Committee, or (v) the Committee may determine that Grants that remain outstanding after the Change of Control shall be converted to similar grants of the surviving corporation (or a parent or subsidiary of the surviving corporation). Such acceleration, surrender, termination, settlement or assumption shall take place as of the date of the Change of Control or such other date as the Committee may specify.  Notwithstanding the foregoing, to the extent required to comply with section 409A of the Code, a Grant Agreement will include a definition of “Change of Control” that complies with and falls within the definition of “change in control event” set forth in section 409A of the Code and any Internal Revenue Service regulations or other guidance issued thereunder.

16.          Requirements for Issuance of Shares

No Company Stock shall be issued in connection with any Grant hereunder unless and until all legal requirements applicable to the issuance of such Company Stock have been complied with to the satisfaction of the Committee. The Committee shall have the right to condition any Grant made to any Participant hereunder on such Participant’s undertaking in writing to comply with such restrictions on his or her subsequent disposition of such shares of Company Stock as the Committee shall deem necessary or advisable, and certificates representing such shares may be legended to reflect any such restrictions. Certificates representing shares of Company Stock issued under the Plan will be subject to such stop-transfer orders and other restrictions as may be required by applicable laws, regulations and interpretations, including any requirement that a legend be placed thereon. No Participant shall have any right as a shareholder with respect to Company Stock covered by a Grant until shares have been issued to the Participant.

17.          Amendment and Termination of the Plan

(a)           Amendment.  The Board may amend or terminate the Plan at any time; provided, however, that the Board shall not amend the Plan without approval of the shareholders of the Company if such approval is required in order to comply with the Code or applicable laws, or to comply with applicable stock exchange requirements. No amendment or termination of this Plan shall, without the consent of the Participant, materially impair any rights or obligations under any Grant previously made to the Participant under the Plan, unless such right has been reserved in the Plan or the Grant Agreement, or except as provided in Section 18(b) below. Notwithstanding anything in the

Plan to the contrary, the Board may amend the Plan in such manner as it deems appropriate in the event of a change in applicable law or regulations.

(b)           Shareholder Approval for “Qualified Performance-Based Compensation.”  If Grants are made under Section 11 above, the Plan must be reapproved by the Company’s shareholders no later than the first shareholders meeting that occurs in the fifth year following the year in which the shareholders previously approved the provisions of Section 11, if additional Grants are to be made under Section 11 and if required by section 162(m) of the Code or the regulations thereunder.

(c)           Termination of Plan.  The Plan shall terminate on the day immediately preceding the tenth anniversary of its Effective Date, unless the Plan is terminated earlier by the Board or is extended by the Board with the approval of the shareholders. The termination of the Plan shall not impair the power and authority of the Committee with respect to an outstanding Grant.

18.          Miscellaneous

(a)           Grants in Connection with Corporate Transactions and Otherwise.  Nothing contained in this Plan shall be construed to (i) limit the right of the Committee to make Grants under this Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including Grants to employees thereof who become Employees, or for other proper corporate purposes, or (ii) limit the right of the Company to grant stock options or make other stock-based awards outside of this Plan. Without limiting the foregoing, the Committee may make a Grant to an employee of another corporation who becomes an Employee by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company in substitution for a grant made by such corporation. The terms and conditions of the Grants may vary from the terms and conditions required by the Plan and from those of the substituted stock incentives, as determined by the Committee

(b)           Compliance with Law.  The Plan, the exercise of Options and the obligations of the Company to issue or transfer shares of Company Stock under Grants shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required. With respect to persons subject to section 16 of the Exchange Act, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act. In addition, it is the intent of the Company that Incentive Stock Options comply with the applicable provisions of section 422 of the Code, that Grants of “qualified performance-based compensation” comply with the applicable provisions of section 162(m) of the Code and that, to the extent applicable, Grants comply with the requirements of section 409A of the Code. To the extent that any legal requirement of section 16 of the Exchange Act or section 422, 162(m) or 409A of the Code as set forth in the Plan ceases to be required under section 16 of the Exchange Act or section 422, 162(m) or 409A of the Code, that Plan provision shall cease to apply. The Committee may revoke any Grant if it is contrary to law or modify a Grant to bring it into compliance with any valid and mandatory government regulation. The Committee may also adopt rules regarding the withholding of taxes on payments to Participants. The Committee may, in its sole discretion, agree to limit its authority under this Section.

(c)           Enforceability.  The Plan shall be binding upon and enforceable against the Company and its successors and assigns.

(d)           Funding of the Plan; Limitation on Rights.  This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Grants under this Plan. Nothing contained in the Plan and no action taken pursuant hereto shall create or be construed to create a fiduciary relationship between the Company and any Participant or any other person. No Participant or any other person shall under any circumstances acquire any property interest in any specific assets of the Company. To the extent that any person acquires a right to receive payment from the Company hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

(e)           Rights of Participants.  Nothing in this Plan shall entitle any Employee, Non-Employee Director or other person to any claim or right to receive a Grant under this Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employment or service of the Employer.

(f)            No Fractional Shares.  No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan or any Grant. The Committee shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(g)           Employees Subject to Taxation Outside the United States.  With respect to Participants who are subject to taxation in countries other than the United States, the Committee may make Grants on such terms and conditions as the Committee deems appropriate to comply with the laws of the applicable countries, and the Committee may create such procedures, addenda and subplans and make such modifications as may be necessary or advisable to comply with such laws.

(h)           Governing Law.  The validity, construction, interpretation and effect of the Plan and Grant Agreements issued under the Plan shall be governed and construed by and determined in accordance with the laws of the State of Delaware, without giving effect to the conflict of laws provisions thereof.

ANNEX B

AMENDMENT TO THE FIBROCELL SCIENCE, INC. RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED

STATE OF DELAWARE
CERTIFICATE OF AMENDMENT
OF THE RESTATED CERTIFICATE OF INCORPORATION OF
FIBROCELL SCIENCE, INC.
Fibrocell Science, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”) for the purpose of amending its Restated Certificate of Incorporation of the Corporation, as amended, in accordance with the General Corporation Law of Delaware, does hereby make and execute this Certificate of Amendment to the Restated Certificate of Incorporation, as amended, and does hereby certify that:
1. The provisions of the present Article IV of the Restated Certificate of Incorporation of the Corporation, as amended, are amended by amending and restating the first sentence of Article IV, with no changes to be made to the subsequent sentences and provisions of Article IV:
“The Corporation shall have the authority to issue an aggregate of 155,000,000 shares, of which 5,000,000 shares shall be preferred stock, par value $0.001 per share (hereinafter the “Preferred Stock”), and 150,000,000 shares shall be common stock, par value $0.001 per share (hereinafter the “Common Stock”).”
2. The foregoing amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation law of the State of Delaware by the vote of a majority of each class of outstanding stock of the Corporation entitled to vote thereon.

IN WITNESS WHEREOF, I have signed this Certificate this ______ day of ____________, 2016.

David Pernock
Chairman and Chief Executive Officer

B-1

FIBROCELL SCIENCE, INC.
ATTN: CORPORATE SECRETARY
405 EAGLEVIEW BOULEVARD
EXTON, PA 19341

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR ALL the following nominees:

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

1. Election of Directors

Nominees

01 Marc Mazur   02 Christine St.Clare   03 Douglas J. Swirsky

The Board of Directors recommends you vote FOR the following proposals:

NOTE: In their discretion, upon such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof.

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000289450_1 R1.0.1.25

Fibrocell - 2016 Proxy Statement | B-2

FIBROCELL SCIENCE, INC.
Annual Meeting of Stockholders
June 22, 2016
This proxy is solicited by the Board of Directors

The undersigned stockholder acknowledges receipt of the Notice of 2016 Annual Meeting of Stockholders and Proxy Statement, each dated April 29, 2016, and hereby appoints David Pernock and Keith A. Goldan, or either of them, proxies for the undersigned, each with full power of substitution, to vote all of the undersigned's shares of common stock of Fibrocell Science, Inc. (the "Company") at the 2016 Annual Meeting of Stockholders of the Company to be held at the Esperante Corporate Center, Lakeview Avenue, Suite 110 - The Palms Conference Room, West Palm Beach, Florida 33401, on June 22, 2016 at 8:30 a.m., local time, and at any adjournments or postponements thereof.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL THE NOMINEES SET FORTH IN PROPOSAL 1, FOR THE PROPOSALS SET FORTH IN ITEMS 2, 3, 4 AND 5 AND WILL GRANT DISCRETIONARY AUTHORITY FOR ALL OTHER MATTERS THAT PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

0000289450_2 R1.0.1.25

Continued and to be signed on reverse side

Fibrocell - 2016 Proxy Statement | B-3